UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Sec.240.14a-12

N-VIRO INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 15, 2008

To all Our Stockholders:

The Board of Directors cordially invites you to attend our Annual Meeting of Stockholders.  The meeting will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on June 17, 2008.  The meeting will begin at 10:00 a.m. (local time), and registration will begin at 9:30 a.m.  Refreshments will be served before the meeting.

In addition to the matters described in the attached Proxy Statement, we will report on our business and progress during 2007 and the first quarter of 2008.  Our performance for the year ended December 31, 2007 is discussed in the enclosed 2007 Annual Report to Stockholders.

We hope you will be able to attend the meeting and look forward to seeing you there.

Sincerely,

/s/   Timothy R. Kasmoch

Timothy R. Kasmoch

President and Chief Executive Officer

N-VIRO INTERNATIONAL CORPORATION

3450 W. Central Avenue, Suite 328

Toledo, Ohio 43606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 17, 2008

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on June 17, 2008.  The Annual Meeting will begin at 10:00 a.m. (local time), for the following purposes:

1.

To elect three Class II Directors for a term of two years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.

2.

To adopt an amendment to our 2004 Stock Option Plan to increase the number of shares available under the plan.

3.

To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock.

4.

To approve an amendment to our Amended and Restated Certificate of Incorporation to authorize the Directors to make, alter and repeal By-laws of the Company.

5.

To approve amendments to our Amended and Restated By-laws regarding plurality voting in contested elections of Directors and to add advance notice requirements for stockholder nominees.

6.

To approve amendments to our Amended and Restated By-laws regarding supermajority voting requirements for changes to the Board of Directors.

7.

To approve an amendment to our Amended and Restated By-laws to add a constituency clause.

8.

To approve amendments to our Amended and Restated By-laws regarding requirements for calling special meetings of our Board and quorum requirements for all meetings of our Board.

9.

To ratify the appointment of UHY LLP to serve as our independent auditors for our year ended 2008.

10.

To transact such other business as may properly come before the meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting.  Our 2007 Annual Report is also enclosed.  Stockholders of record as of the close of business on April 25, 2008 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  James K. McHugh

James K. McHugh

Chief Financial Officer, Secretary and Treasurer

Toledo, Ohio
May 15, 2008

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM.  THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.  YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD.

N-VIRO INTERNATIONAL CORPORATION

3450 W. CENTRAL AVENUE, SUITE 328

TOLEDO, OHIO 43606

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2008

Solicitation of Proxies and Date, Time and Place of Annual Meeting

This Proxy Statement is first being sent to the stockholders of N-Viro International Corporation (the “Company”) on or about May 15, 2008, in connection with the solicitation of proxies by our Board of Directors to be voted at our Annual Meeting of Stockholders (the “Annual Meeting”), which is scheduled to be held on Tuesday, June 17, 2008 at 10:00 a.m. (local time) as set forth in the attached notice.  A proxy card is enclosed.

Record Date

The record date for our Annual Meeting is the close of business on April 25, 2008.  Only holders of record of our Common Stock on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting.  On the record date, there were 4,317,456 shares of Common Stock outstanding.

What vote is required to approve each matter?

Proposal One — Election of Directors — Directors will be elected by a majority of the votes cast, meaning that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.

Proposal Two — Approval of the Amendment to our 2004 Stock Option Plan — The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve the amendment to our 2004 Stock Option Plan.

Proposal Three — Approval of the Increase to the Authorized Common Stock — The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock.

Proposal Four — Approval of the Directors’ Power to Adopt, Amend or Repeal By-laws — The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve an amendment to our Amended and Restated Certificate of Incorporation to permit the directors to adopt, amend or repeal By-laws of the Company.

Proposal Five — Approval of Amendments to the By-laws regarding Plurality Voting for Contested Elections of Directors and Advance Notice Requirements for Stockholder Nominees — The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve amendments to Article I of the Amended and Restated By-laws regarding majority voting for the election of directors.

Proposal Six — Approval of Amendments to the By-laws regarding Super-majority Requirements for Changes to the Board — The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve the amendments to Sections 1 and 2 of Article II of the Amended and Restated By-laws regarding supermajority requirements for changes to the Board.

Proposal Seven — Approval of an Amendment to the By-laws to add a Constituency Clause — The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve an amendment to add a constituency clause as new Section 11 to Article II of the Amended and Restated By-laws.

Proposal Eight — Approval of Amendments to the By-laws regarding Requirements for Calling Special Meetings of the Board and Quorum Requirements for Board Meetings — The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve the amendments to Sections 5 and 6 of Article II of the Amended and Restated By-laws regarding the number of directors required to call a special meeting an to constitute a quorum for any meeting.

Proposal Nine — Ratification of the Selection of UHY LLP — The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to ratify the selection of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

How do I vote?

A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy.  Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting.  When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting.  If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification.  If no specification is made, the proxy will be voted FOR approval of the all six proposals.  You may also vote your shares via the telephone by accessing the toll-free number indicated on your proxy card or via the internet by accessing the worldwide website indicated on your proxy card.

If you hold shares through a bank, broker or other nominee, such entity will give you separate instructions on voting your shares.

How do I revoke my proxy?

Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.  The revocation of a proxy will not be effective until notice thereof has been received by our Secretary at the address of the company set forth above.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business by such holders at the Annual Meeting.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present.  Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”).

What are my voting rights?

Holders of the Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting.  Stockholders are not entitled to cumulative voting in the election of directors.  All of the proposals will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.  And, for all proposals, abstentions and broker non-votes will not be counted in determining whether a proposal has been approved.

Cost of Solicitation

We will bear the cost of solicitation of proxies.  In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview.  We will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation.  We will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith.

Executive Office

Our executive office is located at 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606.  Our telephone number is (419) 535-6374.

Form 10-KSB available

A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 2007,  AS AMENDED BY FORM 10-KSB/A (AMENDMENT NO. 1), INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES MCHUGH, OUR CORPORATE SECRETARY, AT THE ABOVE ADDRESS.  The Annual Report is also available on our website at www.nviro.com under “Investor Information”.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board of Directors, pursuant to our Amended and Restated Certificate of Incorporation and Amended and Restated By-laws, has set the number of directors to serve for the next year at seven, three of whom are to be elected at the Annual Meeting to serve as Class II Directors.  Our By-laws provide for a classified Board consisting of two classes of equal or approximately equal number based on the total number of directors fixed and determined by a vote of a majority of our entire Board serving at the time of such vote.  The number of directors is currently set at seven.  The directors are elected for a two-year term or until the election of their respective successors or until their resignation, removal from office or death.

The Board is currently composed of four Class I Directors:  R. Francis DiPrete, Carl Richard, Joseph H. Scheib and Mark D. Hagans; and three Class II Directors: James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2009 and 2008, respectively).  At each annual meeting of stockholders, directors will be elected for a full term of two years to succeed those directors whose terms are expiring.

Each of our Class II Directors - James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik - is presently standing for re-election to the Board.  If elected, the nominees each will serve for a term of two years and until their respective successors are elected or until their earlier resignation, removal from office or death.

Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class II Director.  If any nominee declines or is unable to accept such nomination to serve as a Class II Director, events which the Board does not now expect, the Board may designate a substitute nominee, in which event the proxies reserve the right to vote for such substitute nominee.  The proxy solicited hereby will not be voted to elect more than three Class II Directors.

Under our By-laws, a nominee for Class II Director must be elected by a majority of the votes cast, meaning that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.  Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the requisite votes for reelection, the director remains in office as a “holdover” director until a successor is elected and qualified.

The Board has recently adopted a policy under which the Board will nominate for election or re-election as a Director only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by the Board.  In addition, the Board will fill Director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to the Board, providing that Proposal 5 passes.  Each of Messrs. Hartung, Kasmoch and Kovacik has submitted such a resignation to the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. HARTUNG, KOVACIK AND KASMOCH BE ELECTED AT THE ANNUAL MEETING AS CLASS II DIRECTORS.  The Board intends to vote proxies received from stockholders for the election of the three Class II Directors named above.

Certain information about all of the directors and nominees for director is furnished below.

DIRECTORS OF THE COMPANY

The following table sets forth (i) the names and ages of our directors and executive officers and the positions they hold, and (ii) the names and ages of the nominees for director listed herein.

Name	Age	Position
R. Francis DiPrete	53	Class I Director
Mark D. Hagans	41	Class I Director
James H. Hartung	65	Class II Director *
Timothy R. Kasmoch	46	Class II Director, President and Chief Executive Officer *
Thomas L. Kovacik	60	Class II Director *
Carl Richard	81	Class I Director
Joseph H. Scheib	51	Class I Director

_____________

* Directors currently nominated for re-election.

R. Francis DiPrete is a self-employed attorney and business consultant in Scituate, Rhode Island.  From March 1999 until December, 2003, Mr. DiPrete served as President and Board Chairman of Strategic Asset Management, Inc., a Nevada corporation and holding company that provides financial consulting services to, and control and operation of, businesses.  From August 2003 until December 2003, Mr. DiPrete served as President and director of Ophir Holdings, Inc., a Nevada corporation and consulting firm specializing in public and shareholder relations.  Mr. DiPrete is a graduate of Rutgers University and Roger Williams University, School of Law.  Mr. DiPrete has served as our Director since May 2000, and is a member of the Board’s Audit and Compensation Committees.

Mark D. Hagans is an attorney and partner with the law firm of Plassman, Rupp, Short & Hagans, of Archbold, Ohio, and his practice focuses on corporation, taxation and banking law.  Mr. Hagans serves on numerous Boards of directors, including the Fulton County Health Center, where he is presently chair of the Finance Committee.  Mr. Hagans earned his law degree from the University of Toledo.  Mr. Hagans has served as our Director since December 2006 and is a member of the Board’s Audit, Finance and Technology Committees.

James H. Hartung is the President and Chief Executive Officer of the Toledo-Lucas County (Ohio) Port Authority, a position he has held since 1994.  Mr. Hartung has served as our Director since January 2006 and is a member of the Board’s Compensation and Nominating Committees.  Mr. Hartung’s son, Howard, was our Chief Operating Officer until his resignation in January 2008.

Timothy R. Kasmoch has been our President and Chief Executive Officer since February 2006 and a Director since January 2006.  Until April 1, 2007, Mr. Kasmoch was also President and CEO of Tri-State Garden Supply, d/b/a

Gardenscape, a bagger and distributor of lawn and garden products, which provides trucking services to our Company.  Mr. Kasmoch is a graduate of Penn State University.  Mr. Kasmoch is a member of the Board’s Finance and Technology Committees.

Thomas L. Kovacik is presently employed as the Executive Director of Transportation Advocacy Group of Northwest Ohio (“TAGNO”), a strategic planning organization working with local and Ohio transportation and economic development officials.  Mr. Kovacik was previously employed by us from 1992 to 1995 as President of Great Lakes N-Viro, at the time one of our divisions.  Mr. Kovacik has also held various positions with local government, utilities and environmental companies, and earned a masters degree from Bowling Green State University in Geochemistry.  Mr. Kovacik has served as our Director since December 2006, and is a member of the Board’s Compensation and Technology Committees.

Carl Richard is currently an Executive Vice-President of P.R. Transportation, a trucking company located in Toledo, Ohio, and was a consultant to us from January 2006 to April 2007.  Mr. Richard served as Vice-President of C.A. Transportation from 1988 through 2000 and as Vice-President of R.O.S.S. Investments, a real estate holding company, from 1980 through 2000.  Mr. Richard has served as our Director since December 2004 and is a member of the Board’s Nominating Committee.

Joseph H. Scheib is the Chief Financial Officer of Broad Street Software Group, a comprehensive software technology company located in Edenton, North Carolina, a position he has held since June 2003.  From May 2000 until February 2003, Mr. Scheib was the Financial Operation Principal/Compliance Officer of Triangle Securities, LLC of Raleigh, North Carolina, an asset management, brokerage and investment banking firm.  Mr. Scheib is a CPA and a graduate of East Carolina University with a degree in accounting.  Mr. Scheib has served as our Director since December 2004, and is a member of the Board’s Audit, Finance and Nomination Committees.

Key Relationships

James Hartung, a member of our Board of Directors, is the father of Howard Hartung, who was our Chief Operating Officer and one of our executive officers until his resignation as an employee in January 2008.

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of the Board of Directors

Our business, property and affairs are managed under the direction of our Board.  The Board presently consists of seven members.  Our Board held four formal meetings during 2007, consisting of two regular meetings and two special meetings.  Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served.  It is the policy of the Company that the members of the Board attend our annual stockholder meeting.  Failure to attend annual meetings without good reason is a factor the Nominating Committee will consider in determining whether to renominate a current Board member.  Six out of the seven members of the Board attended the 2007 Annual Meeting.

Shareholder Communications with the Board

We encourage stockholder communications with directors.  Stockholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to him or the entire Board in care of James K. McHugh, Corporate Secretary, N-Viro International Corporation, 3450 West Central Avenue, Suite #328, Toledo, OH  43606.  All correspondence should be in a sealed envelope marked “Confidential” and will be forwarded unopened to the director as appropriate.

Board Independence

Although we are not subject to the listing requirements of any stock exchange, we are committed to a board in which a majority of our members consist of independent directors, as defined under the NASDAQ rules.  In the past, we have looked to the NYSE listed company requirements for the determining independence of directors, however, it is much more likely that, in the event that we apply for listing on an exchange, we would apply for listing on NASDAQ.

The Board has reviewed the independence of its members, applying the NASDAQ standards and considering other commercial, legal, accounting and familial relationships between the Directors and us.  The Board has determined that all of the Directors are independent other than Mr. Kasmoch, who is not an independent Director by virtue of his current position as our chief executive officer.  Mr. Hartung, who was not independent during 2007 by virtue of his son, Howard Hartung, serving as one of our executive officers, is now independent as Howard Hartung resigned as our employee in January 2008.

Committees of the Board of Directors

The Board has the following standing committees:  the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating Committee and the Technology Committee.  The composition and function of each Committee is set forth below:

Director	Audit		Compensation		Nominating		Finance		Technology
R. Francis DiPrete	X		X
Mark D. Hagans	X						X	*	X
James H. Hartung			X		X
Timothy R. Kasmoch							X		X	*
Thomas L. Kovacik			X	*					X
Carl Richard					X
Joseph H. Scheib	X	*			X	*	X

*  Committee Chair

Audit Committee

Our Audit Committee consists of Messrs. Scheib, DiPrete and Hagans.  In accordance with our Audit Committee Charter, each of the Audit Committee members must be “independent” as determined under the NASDAQ rules.   The Audit Committee currently is not subject to, and does not follow, the independence criteria set forth in Section 10A of the Securities Exchange Act 1934, as amended.  The Board has determined that each of the directors who serve on the Audit Committee are “independent” under the NASDAQ rules, meaning that none of them has a relationship with us that may interfere with their independence from us and our management.  Further, the Board has determined that Mr. Scheib qualifies as a “financial expert” as defined by the Securities and Exchange Commission (the “SEC”).

The Audit Committee recommends the appointment of the outside auditor, oversees our accounting and internal audit functions and reviews and approves the terms of transactions between us and related party entities.  During 2007, the Audit Committee met two times.  The Audit Committee has retained UHY LLP to conduct the audit for the year ended December 31, 2008.  The Audit committee is governed by a written charter, a copy of which was attached to the Proxy Statement for our annual meeting held on June 8, 2007, and is posted on our web site at www.nviro.com.

We have adopted a Code of Ethics which covers the Chief Executive Officer and Chief Financial Officer, which is administered and monitored by the Audit Committee of the Board.  A copy of the Code of Ethics is attached as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended December 31, 2007, and is posted on our web site at www.nviro.com.

Compensation Committee

The Compensation Committee determines officers’ salaries and bonuses and administers the grant of stock options pursuant to our stock option plans.  The Compensation Committee does not have a written charter.  The

Compensation Committee currently consists of Messrs. Kovacik, DiPrete and Hartung.  The Compensation Committee met two times during 2007.

The Board has determined that a majority of the members of the committee are “independent” as determined under the NASDAQ standards.  During 2007, Mr. Hartung was not “independent” due to his son, Howard Hartung, serving as one of our executive officers.  Despite his lack of “independence,” the Board determined that Mr. Hartung’s exercise of independent judgment was not affected by this relationship.  In January 2008, Mr. Hartung’s son resigned from employment with us.

Finance Committee

The Finance Committee, consisting of Messrs. Hagans, Kasmoch and Scheib, assists in monitoring our cash flow requirements and approves any internal or external financing or leasing arrangements.  The Finance Committee does not have a written charter.  This committee met once during 2007.

Nominating Committee

The Nominating Committee, consisting of Messrs. Scheib, Richard and Hartung, considers and recommends to the Board qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors.  The Nominating Committee does not have a written charter.  The committee met one time during 2007.

The Board has determined that a majority of the members of the committee are “independent” as determined under the NASDAQ standards.  Mr. Hartung was not “independent” during 2007; however, the Board determined that Mr. Hartung’s exercise of independent judgment was not affected by this relationship.  Mr. Hartung is now considered “independent” as of January 2008, effective with the resignation from our employment of his son, Howard Hartung.

The Nominating Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director.  The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate’s qualifications.  Recommended candidates must be of the highest character and integrity, free of any conflicts of interest and possess the ability to work collaboratively with others, and have the time to devote to Board activities.  All candidates will be reviewed in the same manner, regardless of the source of the recommendation.

It is generally the policy of the Board to consider the stockholder recommendations of proposed director nominees, if such recommendations are seriously made and timely received under applicable SEC regulations.  To be considered “timely received,” recommendations must be received in writing at our principal executive offices, at N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention: Chairman, Nominating Committee, c/o James K. McHugh, Corporate Secretary, no later than February 18, 2009.

All stockholder-recommended candidates should be independent and possess substantial and significant experience which would be of value to us in the performance of the duties of a director.  In addition, any stockholder director nominee recommendation must include, at a minimum, the following information:  the stockholder’s name; address; the number and class of shares owned; the candidate’s biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder’s opinion as to whether the stockholder recommended candidate meets the definitions of “independent” under the NASDAQ standards.  In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws.  The stockholder must include the candidate’s statement that he/she meets these requirements; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; consents to serve on the Board if elected; and acknowledges that such candidate will comply with the Board’s policy of tendering a resignation that will become effective automatically only in the event that that candidate fails to receive a majority of the votes cast in an election of directors subject to majority voting—provided that Proposal 5 passes.

Compensation of Directors

Our Board of Directors has approved the payment of cash compensation to non-employee directors in exchange for their service on the Board.  The amount of cash compensation to be received by each non-employee director is $1,000 per regular meeting attended during each calendar year, and $500 per special meeting attended.  Our Board of Directors generally has four regular meetings per calendar year.  The Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.

Under our current stock option plan, approved by the stockholders in May 2004, each non-employee Director automatically receives a grant of options to purchase 2,500 shares of Common Stock for each regular meeting attended, and an option to purchase 1,250 shares of Common Stock for each special meeting attended, subject to a maximum of options to purchase 15,000 in any year.  This Plan also provided for the automatic grant to the non-employee Directors to replace the automatic awards of stock options which were not granted to the non-employee Directors after May 10, 2003 as a result of the termination of the 1998 Plan and the failure of the stockholders to approve the 2003 Stock Option Plan at the 2003 annual meeting.

Directors who are our employees do not receive any additional compensation for serving as Directors.  Directors who are our consultants do not receive any additional cash compensation for serving as Directors, but do receive stock options per the provisions of the 2004 Stock Option Plan.

See “Certain Relationships and Related Transactions” for additional compensation to Directors.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in	Stock	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation (1)	Total
R. Francis DiPrete	$2,000	-	$13,690	-	-	-	-	$15,690
Joseph H. Scheib	$3,000	-	$20,812	-	-	-	-	$23,812
Carl Richard	$2,000	-	$20,812	-	-	-	$4,848	$27,660
James H. Hartung	$3,000	-	$20,812	-	-	-	-	$23,812
Mark D. Hagans	$3,000	-	$20,812	-	-	-	-	$23,812
Thomas L. Kovacik	$3,000	-	$20,812	-	-	-	-	$23,812
Timothy R. Kasmoch	-	-	-	-	-	-	-	$0
	$16,000	$0	$117,750	$0	$0	$0	$4,848	$138,598

(1)

Represents consulting fees paid to Mr. Richard pursuant to a consulting contract which was terminated in April 2007.

PROPOSAL 2 - ADOPTION OF THE AMENDED AND RESTATED

2004 STOCK OPTION PLAN

In April 2008, our Board of Directors voted to adopt amendments to the 2004 Stock Option Plan to increase the number of shares of Common Stock available for issuance from 1,000,000 to 1,500,000, subject to stockholder approval at the annual meeting, and to make other technical amendments to the plan.  A copy of the proposed Amended and Restated 2004 Stock Option Plan is attached to this proxy statement as Appendix A.

Our stockholders originally approved the adoption of the 2004 Stock Option Plan in June 2004.  As of April 25, 2008, options to purchase 703,875 shares of our Common Stock were outstanding under the plan, and options to purchase 162,250 shares of our Common Stock under the plan had been exercised.  As a result, we only have 133,875 shares available for future grant under the 2004 Stock Option Plan as of April 25, 2008. We have no other stock incentive plans under which we may grant stock options or other stock-based awards.

Our Board of Directors believes that our future success depends, in large part, upon the ability to maintain a competitive position in attracting, retaining and motivating qualified officers, other key employees and non-employee Directors.  Accordingly, our Board of Directors believes that increasing the number of shares available for issuance pursuant to the 2004 Stock Option Plan is in our best interest and the best interests of our stockholders.The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve the amendment to our 2004 Stock Option Plan.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE PURSUANT TO THE 2004 STOCK OPTION PLAN BY AN ADDITIONAL 500,000 SHARES.

Description of the 2004 Stock Option Plan

The flowing is a brief summary of the 2004 Stock Option Plan.  References to our Board of Directors throughout this summary also refer to any committee or officer which our Board of Directors has delegated authority with respect to the 2004 Stock Option Plan

Purpose of the 2004 Stock Option Plan

The purpose of the 2004 Stock Option Plan is to attract and retain qualified officers, other key employees and non-employee Directors, and to provide an incentive for such officers, key employers and Directors of the Company to expand and improve the profits and prosperity of the Company.

Administration and Duration of the 2004 Stock Option Plan

The 2004 Stock Option Plan is administered by our Board of Directors, unless the Board delegates its authority to a committee appointed by the Board, provided that all grants to persons who qualify as “named executive officers” under Regulation S-K of the Securities and Exchange Commission, may only be delegated to a committee that is comprised only of directors who qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and as “outside directors” within the meaning of the Internal Revenue Code (the “Code”) Section 162(m) and the regulations promulgated under such section. The administrator of the 2004 Stock Option Plan is authorized, subject to the provisions of the 2004 Stock Option Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2004 Stock Option Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the 2004 Stock Option Plan and plan awards as it may deem necessary or advisable.

The 2004 Stock Option Plan will have a duration of 10 years from the date the 2004 Stock Option Plan became effective. Accordingly, the 2004 Stock Option Plan will terminate on June 30, 2014, unless sooner terminated by the Board.  Upon such termination, the outstanding awards granted under the 2004 Stock Option Plan will remain in effect until their exercise, expiration, or termination.  The Board may at any time terminate the 2004 Stock Option Plan, or amend the 2004 Stock Option Plan as it deems advisable; provided that, to the extent determined by our Board of Directors, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained.  Stockholder approval will be required for any amendment for which stockholder approval is required under Section 422 of the Code or the rules of an stock exchange on which our Common Stock is listed.

Types of Awards

The 2004 Stock Option Plan provides for certain automatic grants to non-employee Directors of options to purchase shares of our Common Stock, and authorizes the administrator to grant awards of stock options to other eligible participants.  The participants to whom option awards are granted by the administrator and the terms of the awards granted, including the number of shares of Common Stock subject to such option awards, are within the discretion of the administrator, subject to the terms and conditions set forth in the 2004 Stock Option Plan.

Discretionary Awards; Option Price and Term.  Stock option awards under the 2004 Stock Option Plan may be in the form of “incentive stock options,” which are options that meet the requirements of Section 422 of the

Internal Revenue Code, or “nonqualified stock options,” which are options that do not meet such requirements. Except for incentive stock options granted to stockholders owning more than 10% of the voting power of all classes of our capital stock, the per share exercise price of an incentive stock option granted or to be granted pursuant to the 2004 Stock Option Plan, as determined by the administrator, will be an amount not less than 100% of the fair market value of a share of Common Stock on the date that the option is granted.

For purposes of the 2004 Stock Option Plan, if the Common Stock is publicly traded, the “fair market value” of a share of Common Stock is determined by reference to the average closing price or to the mean between the closing dealer bid and asked prices for the Common Stock, as reported on any stock exchange on which the Common Stock is then traded, for the ten trading days immediately preceding the day on which the grant is made.  For periods in which no trades or quotations have been reported for at least ten business days in the thirty calendar days before the date of grant, the fair market value may be determined by reference to an average of the closing or trading prices reported during the prior month or in such other manner as the Board or committee may deem to be an appropriate method of estimating the current market value.

As to nonqualified stock options granted under the 2004 Stock Option Plan, the per share exercise price of such options will also be at least 100% of the fair market value of a share of Common Stock on the date of grant.

The term of each option awarded by the administrator will be determined by the administrator, but in no event in excess of 10 years from the date of its grant. Payment of the exercise price may be made in cash or by check, or, if approved by the administrator, by delivery of shares of Common Stock owned by the participant for at least six months which are equivalent in fair market value to the exercise price, or by a combination of cash and shares of Common Stock, at the election of the optionee and subject to the terms of the applicable stock option agreement. Subject to the terms of each stock option agreement, options granted under the 2004 Stock Option Plan may be exercised in whole or in part. Upon exercise of an option, the participant must pay in full the exercise price for the shares of Common Stock being purchased.

Automatic Option Awards for Non-Employee Directors. After the Annual Meeting, each non-employee Director who attends a regular meeting of the Board will automatically be granted a nonqualified stock option to purchase 2,500 shares of our Common Stock, effective as of the date of the Board meeting.  Also, each non-employee Director who attends a special meeting of the Board will automatically be granted a non-qualified stock option to purchase 1,250 shares of our Common Stock effective as of the date of the Board meeting, provided that the options granted to a non-employee Director during a single calendar are to be limited to options to purchase a maximum of 15,000 shares. The exercise price for each option will be equal to the fair market value of the Common Stock on the meeting date, or if the meeting is not held on a business day, the preceding business day.  Each option will become exercisable six (6) months after the date of grant, and will have a 10-year term.

Shares Subject to Awards

Subject to approval of the proposed amendment, the number of shares of Common Stock that may be issued by outstanding awards granted under the 2004 Stock Option Plan will not in the aggregate exceed 1,500,000, which may be original issue shares, treasury shares, or a combination thereof.  If the proposed amendment is not approved, the number of shares of Common Stock that may be issued under the 2004 Stock Option Plan will not in the aggregate exceed 1,000,000.

To the extent that awards granted under the 2004 Stock Option Plan expire or terminate without having been exercised in full, the Common Stock subject to those expired or terminated awards will become available for further award grants under the 2004 Stock Option Plan. Provision is made under the 2004 Stock Option Plan for appropriate adjustment in the number of shares of Common Stock covered by the 2004 Stock Option Plan, and covered by each award granted thereunder and any related exercise or purchase price, in the event of any change in the Common Stock by reason of a stock dividend, merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise.

Eligibility and Extent of Participation

In addition to our non-employee Directors, all of our employees who are designated by the administrator for participation in the 2004 Stock Option Plan are eligible to receive awards under the 2004 Stock Option Plan. As of the date hereof, there were approximately 25 individuals employed by us who were eligible to participate in the 2004 Stock Option Plan. No incentive stock option will be granted to any employee who, immediately after such option is granted, owns our capital stock possessing more than 10% of the total combined voting power or value of all classes of our capital unless the exercise price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant.

The administrator may also, in the exercise of its discretion, grant awards under the 2004 Stock Option Plan to consultants who are not our employees, except that incentive stock options may not be granted to such non-employees. An incentive stock option will be granted under the 2004 Stock Option Plan to an employee only if the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which options are exercisable for the first time by such employee during any calendar year does not exceed $100,000. Options granted to all participants during a single calendar year shall be limited under the 2004 Stock Option Plan so that such options shall in no event cover more than a maximum of 200,000 shares of Common Stock, unless the Board of Directors amends the plan to increase such maximum.

Limitations on Transferability and Effect of Death or Termination of Employment

Except as otherwise provided by the administrator, awards granted under the 2004 Stock Option Plan are generally not transferable other than by will or by the laws of descent and distribution. If a participant’s employment (or other relationship, in the case of a consultant or director) is involuntarily terminated, or is terminated by the participant without our express consent, for any reason other than retirement, disability or death, his or her unvested options will terminate upon the date of the termination of employment, unless the administrator decides, in its sole discretion, to waive this termination and causes the participant’s option agreement to provide for an extended exercise period after such termination. The administrator will determine, either in an award agreement or otherwise, the extent to which vested options may be exercised subsequent to the death of the employee or the termination of the employee’s employment. However, any incentive stock options granted under the 2004 Stock Option Plan must terminate not later than ninety days after the participant’s termination of employment for any reason other than disability or death, and it must terminate not later than twelve months after the participant’s termination of employment as a result of death or disability.

Plan Benefits

As of April 25, 2008, approximately 31 persons were eligible to receive awards under the 2004 Stock Option Plan, including our employees, executive officers and Directors.  Other than automatic grants of options to Directors pursuant to the 2004 Stock Option Plan, the granting of awards under the 2004 Stock Option Plan is discretionary and we cannot now determine the number of shares underlying the options to be granted in the future to any particular person or group.

The table below sets forth information regarding options we have granted under the 2004 Stock Option Plan since its adoption through April 25, 2008:

Name and Position	Number of Securities Underlying Options Granted	Weighted Average Per Share Exercise Price

Timothy R. Kasmoch, President and Chief Executive Officer	252,500	$2.00
Robert W. Bohmer, V.P. Business Development and General Counsel	100,000	$2.80
James K. McHugh, Chief Financial Officer, Secretary and Treasurer	62,000	$2.02
All current executive officers as a group	414,500	$2.19
All current Directors who are not executive officers as a group	169,100	$2.36
All employees who are not executive officers as a group	-0-

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2004 Stock Option Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options.  A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been our employee at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the sum of the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options.  A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to Us.  There will be no tax consequences for us except that we will be entitled to a deduction when a participant has compensation income.  Any such deduction will be subject to the limitations of Section 162(m) of the Code.

BACKGROUND OF PROPOSALS 3 THROUGH 8

Proposals 3 through 8 in this proxy statement contain proposals to amend our Amended and Restated Certificate of Incorporation (the “Certificate”) and our Amended and Restated By-laws (the “By-laws”), which amendments, as discussed below, may have certain anti-takeover effects.

Our Board has unanimously approved, with one abstension (Mr. DiPrete), and recommends to our stockholders for your adoption, the amendments to the Certificate described in Proposals 3 and 4 (the “Certificate Amendments”) and the amendments to the By-laws described in Proposals 5 through 8 (the “By-Law Amendments”), each as described below.

Each Proposal contains a discussion of the potential anti-takeover effects of the Proposal.  In additional, the section of this proxy statement entitled “Anti-Takeover Effects of Proposals,” which immediately follows Proposal 8, discusses the background and anti-takeover consequences to stockholders of proposals and provides a description of other anti-takeover provisions, that currently exist in the Certificate and By-laws and under Delaware law.  This information should be read in conjunction with the individual discussions for each Proposal.

THE CERTIFICATE AMENDMENTS

In April 2008, our Board approved, subject to adoption by stockholders, the Certificate Amendments described in Proposals 3 and 4.  The Certificate Amendments generally provide for (i) an increase in the number of authorized shares of common stock and (ii) authorization of the Board to make, alter and repeal by-laws.

If Proposal 3 and Proposal 4 are adopted by the stockholders, we intend to file the Second Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Appendix B, promptly following the annual meeting.  If Proposal 3 is approved but Proposal 4 is not approved, or vice versa, we intend to file a Second Amended and Restated Certificate of Incorporation reflecting only the proposal adopted by our stockholders.

Stockholders are urged to read carefully the following descriptions and discussions of each of the proposed Certificate Amendments before voting on the Certificate Amendments.

PROPOSAL 3 - ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

This Proposal 3 sets forth a proposed amendment to Article Four of the Certificate to increase the number of authorized shares of Common Stock from 7,000,000 to 15,000,000.  As a result of the proposed increase to the number of shares of Common Stock, the total number of authorized shares of capital stock of the Company will be increased to 17,000,000.  The additional shares of Common Stock proposed to be authorized under the Certificate would have rights identical to currently outstanding Common Stock.

As of April 25, 2008, there were 4,317,456 shares of Common Stock and no shares of Preferred Stock issued and outstanding.  In addition, as of the same date, the Board of Directors had reserved an aggregate of 780,275 shares for issuance upon exercise of outstanding options and stock awards granted under the 1998 Stock Option Plan and the 2004 Stock Option Plan, and an aggregate of 742,404 shares for issuance upon exercise of outstanding warrants to purchase shares of Common Stock.  Accordingly, as of April 25, 2008, 1,159,865 shares of Common Stock and 2,000,000 shares of Preferred Stock remained unreserved and available for future issuance.

Our Board of Directors believes that the authorization of the additional shares of Common Stock is necessary to provide us with the flexibility to issue shares of Common Stock in connection with possible future financings, joint ventures, acquisitions, stock incentive plans and other general corporate purposes, without the expense and delay of further stockholder approval.  These purposes may include raising funds to meet our working capital needs, providing equity incentives to employees, officers or Directors, establishing strategic relationships with other companies, expanding our business through acquisitions and other investment opportunities and other purposes.  For instance, in this proxy statement, we are seeking stockholder approval for an amendment to our 2004 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under that plan.

We do not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of Common Stock that would be authorized if this proposal is approved. If this Proposal 3 is adopted by the stockholders, our Board of Directors will have authority to issue these additional shares of Common Stock without the necessity of further stockholder action.

The holders of all classes of stock are not entitled to preemptive rights with respect to the issuance of additional stock or securities convertible into, or exercisable for, stock.  Approval of the amendment and issuance of the additional stock would not affect the rights of the holders of our currently outstanding stock, except for effects incidental to increasing the number of shares of our stock outstanding, such as dilution of the earnings per share and voting rights of current holders of stock.

Although the Board of Directors does not consider Proposal 3 to be an anti-takeover measure, the increase in the number of authorized shares of Common Stock and the issuance of a substantial amount of such shares, or an option to acquire a substantial amount of such shares, could have the effect of delaying or preventing a change-of-

control of the Company without further action by the stockholders.  For example, the issuance of additional shares could decrease the share ownership percentage of a person seeking to obtain control of the Company.

Adoption of Proposal 3 requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock entitled to vote at the meeting.  Under Delaware law, stockholders are not entitled to dissenter’s rights with respect to the proposed amendment to our Amended and Restated Certificate of Incorporation.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 4 - ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE BOARD TO MAKE, ALTER AND REPEAL BY-LAWS

As discussed in Proposal 3, our Board has approved, subject to adoption by our stockholders, two amendments to the Certificate. This Proposal 4 relates to a proposed amendment to Article Five of the Certificate to authorize the Board to make, alter and repeal the Company’s By-laws.  As reflected in Appendix B attached to this proxy statement, if this Proposal 4 is approved, Article Five of the Certificate will read in its entirety as follows:

“In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter and repeal the By-Laws of the Company.  Notwithstanding any provision of this Amended and Restated Certificate of Incorporation to the contrary, unless such action has been approved by a majority vote of the full Board of Directors of the Company and the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the votes which all stockholders of the then outstanding shares of capital stock of the Company would be entitled to vote thereon, voting together as a single class, shall be required to amend or repeal this Article Five.”

Section 109 of the Delaware General Corporation Law provides that in order for a board or directors to have the power to adopt, amend or repeal by-laws of a corporation, the Certificate of Incorporation of the corporation must include a provision conferring such powers upon the board of directors.  Absent such a provision, the by-laws of a corporation may be adopted, amended or repealed only by the stockholders.

The Certificate currently does not permit our Board to make, alter or repeal the Company’s By-laws.  At the annual meeting of stockholders held on June 30, 2005, the stockholders approved an amendment which removed all of the provisions of Article Five, which provisions included, among other things, the right of the Board to make, alter and repeal By-laws.  In hindsight, the Board has concluded that the prior amendment adopted by the stockholders was overbroad in that it removed the right of the Board to make, alter or repeal By-laws.  The prior amendment also removed certain provisions relating to the number, term of office and removal of directors, which were duplicative of provisions in our By-laws.

If adopted, Proposal 4 would reinstate the Board’s ability to make, alter or repeal the By-laws of the Company under Delaware law.  Further, any further amendment or repeal of Article Five would require a majority vote of the Board of Directors and the affirmative vote of at least 66 2/3% of all stockholders of the then outstanding shares of capital stock.

The certificates of incorporation of many public companies authorize their boards of directors to adopt, amend or repeal the by-laws.  This authority allows the boards of directors of these companies to make changes to and update the by-laws in a quick and flexible manner without requiring stockholder approval.  Even with this amendment, the stockholders always have the power to adopt, amend or repeal the By-laws.  Further, under Delaware law, certain by-laws will require the approval of the stockholders.

By-laws typically provide rules and procedures for managing the business and affairs of the corporation, such as calling and providing notice of meetings of stockholders, quorum and voting requirements, voting and inspection procedures, number and term of directors, nomination procedures for election of persons to the board of directors, filling vacancies on the board and appointment of officers and officers’ duties. From time to time, it may be desirable or necessary to add to or change by-law provisions to reflect changes in the Company’s practices or to reflect changes in applicable law. Granting our Board the power to amend the Company’s By-laws will allow the Board to effect such change in a more efficient, cost-effective manner without the necessity of incurring the expense and time delay of a stockholder meeting.

The proposed amendment to Article Five of the Certificate may have anti-takeover effects.  The Company’s present By-laws and the Certificate contain a number of provisions with potential anti-takeover effects.  These provisions are described in this proxy statement under the caption “Anti-Takeover Effects of Proposals — Existing Anti-Takeover Provisions of our Certificate and By-laws.”  In addition, Delaware law permits adoption of additional measures designed to reduce a corporation’s vulnerability to hostile takeover attempts. Many of these measures or other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of our By-laws.

If Proposal 4 is adopted, then, regardless of whether the proposed By-Law Amendments in Proposals 5 through 8 are approved, our Board could amend, and subsequently adopt without stockholder approval, the By-laws in the future to include, without limitation, any or all of the following provisions: requiring a supermajority vote of the Board and/or the stockholders to amend any By-Law provision designed to reduce the Company’s vulnerablilty to hostile takeover attempts, including any amendment of the Company’s staggered Board provision; providing that directors may only be removed for cause; or requiring a supermajority vote of the stockholders or directors to increase the size of the Board or fill vacancies on the Board.  As further described in the discussions regarding Proposals 5 through 8, these types of provisions, if adopted, could have the effect of discouraging or delaying a third party from making a tender offer or otherwise attempting to obtain control of the Company or remove incumbent management.

Adoption of Proposal 4 requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock entitled to vote at the meeting.  Under Delaware law, stockholders are not entitled to dissenter’s rights with respect to the proposed amendment to our Amended and Restated Certificate of Incorporation.

If Proposal 3 and Proposal 4 are adopted by the stockholders, we intend to file the Second Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Appendix B, promptly following the annual meeting.  If Proposal 3 is approved but Proposal 4 is not approved, or vice versa, we intend to file a Second Amended and Restated Certificate of Incorporation reflecting only the proposal adopted by our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE AMENDMENT TO ARTICLE V OF THE CERTIFICATE TO AUTHORIZE THE BOARD TO MAKE, ALTER AND REPEAL BY-LAWS.

THE PROPOSED BY-LAW AMENDMENTS

In April 2008, our Board approved, subject to adoption by stockholders, the By-Law Amendments described in Proposals 5 through 8.   The proposed amendments to the By-laws are marked as changed text to the Second Amended and Restated By-laws attached to this proxy statement as Appendix C, and are described in Proposals 5 through 8.

The By-Law Amendments, if adopted, will:

(i)

provide for an advance notice procedure for the submission by stockholders of director nominations and clarify that plurality voting rather than majority voting will apply when the number of nominees for director exceeds the number of directors to be elected;

(ii)

provide that the affirmative vote of 66 2/3% of the voting power of the then outstanding voting stock will be required for (a) any amendment to the provisions relating to the number, term of office and the classification of the directors and (b) the removal of a member of the Board of Directors;

(iii)

add a constituency clause to the By-laws; and

(iv)

increase the number of directors required to call a special meeting and increase the number of directors constituting a quorum at any meeting of directors.

If stockholders approve any or all of the By-Law Amendments, the approved amendments to the By-laws will become effective immediately upon such approval. Each of the By-Law Amendments adopted by the Company’s stockholders at the Meeting will become effective regardless of whether any of the other By-Law Amendments to be acted upon at the Meeting is adopted.

Stockholders are urged to read carefully the following descriptions and discussions of each of the proposed By-Law Amendments before voting on the By-Law Amendments.

PROPOSAL 5 - ADOPTION OF AMENDMENTS TO THE BY-LAWS REGARDING

PLURALITY VOTING FOR CONTESTED ELECTIONS OF DIRECTORS AND

ADVANCE NOTICE REQUIREMENTS FOR STOCKHOLDER NOMINEES

The proposed By-Law Amendments laws include two modifications to Article I of the By-laws intended to clarify the procedures for the election of Directors.

The first modification is to Section 7 of Article I and provides that in the event that the number of nominees for director exceeds the number of directors to be elected, the nominees will be elected by plurality voting, rather than majority voting.

Generally, under Section 7 of Article I of the By-laws, at each meeting of the stockholders for the election of Directors at which a quorum is present, each nominee for a Director shall be elected by a majority of the votes cast.  However, if, as of the record date for such meeting, the number of nominees exceeds the number of Directors to be elected, the majority voting standard would make a “failed” election - where there are not sufficient votes to elect the number of directors to be elected - much more likely.  Instead, as amended, Section 7 of Article I would provide for plurality voting under such circumstances, meaning that the nominees receiving the greatest number of votes would become the Directors for the term as set forth in the By-laws.  No more than the authorized number of Directors to be elected as fixed by the Board of Directors would be elected.  If Directors are to be elected by a plurality of the votes cast, stockholders will not be permitted to vote against a nominee.

The second modification of Article I is to adopt a new Section 10, requiring advance notice as to each person nominated by a stockholder for election or re-election as a Director.  Under proposed Section 10, a stockholder must provided the following information about a stockholder nominee for director: (i) all information relating to the nominee as would be required to be disclosed in proxy solicitations, (ii) the nominee’s written consent to serve as a Director if elected, and (iii) a statement whether the nominee, if elected, intends to tender an irrevocable resignation effective upon the failure to receive the required vote for re-election at the next meeting.  Similar requirements, including the submission of a conditional resignation, apply to the incumbent director nominees.  See “Proposal 1 – Election of Directors” for a description of the Board’s resignation policy.  The purpose for this modification is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the Board is focused on nominations and to inform stockholders about the qualifications of the proposed nominee.

The Board approved these amendments to Article I in order to ensure an orderly and modern system of electing directors, while preserving the basic majority voting standards for the election of directors.  By replacing majority voting with plurality voting in contested elections, the Board intends to provide stockholders a more active role in the director election process, while avoiding the risks of “failed” elections in the event that the number of nominees exceeds the number of directors to be elected.

Plurality voting would apply in situations where the Company’s Secretary receives notice that a stockholder has nominated a person to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for Director and such nomination has not been withdrawn by such stockholder by the tenth day before the Company first mails its notice for such meeting to the stockholders.  Generally, the system of plurality voting has long been the accepted system among major U.S. companies, and the rules governing plurality voting are well known and understood.  A combination of plurality voting and advance agreement to resign if a director nominee fails to receive the required vote constitutes “modified plurality voting.”  Modified plurality voting policies have been adopted by a number of corporations and are supported by the American Bar Association Committee on Corporate Laws, which recently adopted amendments to the Model Business Corporation Act that provide an optional modified plurality voting standard for public corporations.

In combination, the Board believes that the amendments to Article I of the By-laws will help attract and retain the best director candidates.  If neither amendment is approved, the Board believes that there could be a risk that future Director elections would attract organized opposition from so-called “activist shareholders” who, in the Board’s view, would likely be seeking to further their own agendas instead of promoting the long-term best interests of the Company. The possibility that these efforts might succeed in denying a nominee the necessary majority vote and thereby trigger a requirement for what could be an embarrassing public resignation poses, in the opinion of the Board, a threat to the Company’s continuing ability to attract and retain Director the best candidates.

Further, although the addition of proposed Section 10 of Article I will not give our Board any power to approve or disapprove stockholder nominations for the election of directors or of any other business desired by stockholders to be conducted at an annual or any other meeting, our By-laws may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular annual meeting if the proper procedures are not followed. Those procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of us, even if the conduct of such solicitation or such attempt might be beneficial to us and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE AMENDMENTS TO ARTICLE I OF THE BY-LAWS RELATING TO PLURALITY VOTING FOR CONTESTED ELECTIONS OF DIRECTORS AND ADVANCE NOTICE REQUIREMENTS FOR STOCKHOLDER NOMINEES.

PROPOSAL 6 - ADOPTION OF AMENDMENTS TO THE BY-LAWS REGARDING

SUPERMAJORITY REQUIREMENTS FOR CHANGES TO THE BOARD

The proposed By-Law Amendments include modifications to Article II of the By-laws that would require the affirmative vote of at least 66 2/3% of the votes represented by outstanding shares of capital stock entitled to vote to:

•

amend or repeal Article II, Section 1, governing the number and term of the Board of Directors;

•

remove any Director and fill the resulting vacancy under Article II, Section 2; and

•

amend or repeal Article II, Section 2 governing removal, vacancies, and additions to the Board of Directors.

The proposed amendments should render more difficult an attempt to acquire control of the Company without the approval of the Company's Board and management.  Generally, the proposed amendments would make it more difficult, by raising the vote required, for someone who acquires voting control of the Company to remove immediately one or more of the incumbent directors who may oppose such person and to replace them with more friendly directors or modify the provisions of the By-laws regarding the number, term and classification of the
Board.  Under the proposed amendments, the minimum stockholder vote required to effect such changes would be increased from a majority to at least 66 2/3% of the votes represented by outstanding shares of capital stock entitled to vote.

These amendments may have the general effect of discouraging, or rendering more difficult, an unfriendly takeover or acquisition attempt.  Consequently, such a provision would be beneficial to the current Board and management in an unfriendly takeover attempt but may have an adverse effect on shareholders who might wish to participate in such a transaction.  However, the board believes that such a provision is advantageous to shareholders in that it will require a higher level of shareholder participation and consent than currently would be required and therefore would increase the discussion and understanding of any such proposal.  Further, the Board believes that the Company is in a vulnerable position, given its low stock price versus the value of its intellectual property portfolio and future prospects - particularly with its N-Viro Fuel product.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE AMENDMENTS TO ARTICLE II OF THE BY-LAWS RELATING TO PLURALITY VOTING FOR CONTESTED ELECTIONS OF DIRECTORS AND ADVANCE NOTICE FOR STOCKHOLDER NOMINEES.

PROPOSAL 7 - ADOPTION OF AN AMENDMENT TO THE BY-LAWS

TO ADD A CONSTITUENCY CLAUSE

The proposed By-Law Amendments include the adoption of a new Section 11 to Article II of the By-laws to permit the Board of Directors, when evaluating any tender offer, offer of merger or consolidation, or offer of purchase, to give due consideration to all relevant factors, including the social, legal, environmental and economic effects on the employees, customers, suppliers and other affected persons, firms, and corporations and on the communities and geographical areas in which the Company and its subsidiaries operate or are located, as well as such other factors as the directors deem relevant.

Such a clause is commonly referred to as a “constituency” or “social justice” clause, and it gives the Directors greater flexibility in considering offers to purchase the Company or to tender the Company’s shares, rather than simply the single consideration of offer price.  For example, the Board may consider the social and economic effects of a transaction on employees, customers, suppliers, creditors and other constituents of the company. Such a constituency clause does not prevent takeover attempts, but it may provide an otherwise unavailable reason for a Board to decline an acquisition proposal which individual stockholders may deem to be in their best interests or under which stockholders may receive a substantial premium for their shares over then current market prices.  However, the Board believes that the adoption of the constituency clause will allow it to exercise greater flexibility in evaluating proposed transactions and ensuring a thorough evaluation of the impact of any transaction.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE AMENDMENT TO ARTICLE II OF THE BY-LAWS RELATING TO ADD A CONSTITUENCY CLAUSE.

PROPOSAL 8 - ADOPTION OF AMENDMENTS TO THE BY-LAWS REGARDING

ENHANCED REQUIREMENTS FOR CALLING SPECIAL MEETINGS AND

QUORUM REQUIREMENTS FOR MEETINGS OF DIRECTORS

The final set of the proposed By-law Amendments are modifications to Sections 5 and 6 of Article II.  The amendment to Section 5 would require the Chairman, the President, or any four of the Directors then in office to convene a special meeting of the Board of Directors.  Currently, without giving effect to the proposed amendment, special meetings of the Board may be called only by the President or any two of the Directors then in office.

The amendment to Section 6 would define a quorum of the Board as a majority of the members of the Board of Directors in office plus one Director (but in no case less than 1/3 of the total number of Directors).  Currently, without giving effect to the proposed amendment, a quorum of the Board is defined as a majority of the Board of Directors then in office.  As amended and in light of the current seven member Board, a quorum would require five Directors.

There are several purposes for these amendments.  First, the Board believes that it is important that the Chairman of the Board possesses the ability to call a special meeting.  Second, the Board believes that increasing the number of directors required to call a meeting will ensure that there is a basic level of agreement among a significant number of Directors for the need to call a special meeting for the entire Board.  Finally, the Board believes that the increase in the quorum requirement will ensure that a significant number of Directors are present at each meeting of Directors to conduct business.

The amendments may have anti-takeover effects, in that a person attempting a takeover bid could be delayed or deterred because they will not be able to call a special meeting of the Board or to convene a quorum of the Board to consider a proposal without meeting the enhanced requirements under the amendments.  The Board currently has no knowledge of any specific effort to acquire the Company’s stock or to obtain control of the Company by means of a merger, tender offer or otherwise, and the proposal of this measure is not in response to any such  efforts.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE AMENDMENTS TO ARTICLE II OF THE BY-LAWS REGARDING ENHANCED REQUIREMENTS FOR CALLING A SPECIAL MEETING AND QUORUM REQUIREMENTS FOR MEETINGS OF DIRECTORS.

ANTI-TAKEOVER EFFECTS OF PROPOSALS

The Certificate Amendments and the By-Law Amendments are not being proposed in order to prevent a change in control, nor are they in response to any present attempt known to the Board or to management to acquire control of the Company, obtain representation on the Board or take significant action which affects the Company. However, in discharge of its fiduciary obligations to its stockholders, the Board may consider and adopt certain amendments, including certain of the Proposals discussed above, to enhance the Board’s ability to negotiate with an unsolicited bidder.

The Board has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights and partial tender offers and the related use of “two-tiered” pricing.  In addition, persons who do not intend to gain control of companies use the threat of takeover bids to force the companies to repurchase their shares at a premium or temporarily drive up the market price of their stock.  The Board believes that the use of these tactics can place undue pressure on a corporation’s board of directors and stockholders to act hastily and on incomplete information and, therefore, can be highly disruptive to a corporation as well as divert valuable corporate resources and result in unfair differences in treatment of stockholders who act immediately in response to announcements of takeover activity and those who choose to act later, if at all.  Certain of the Certificate Amendments and the By-Law Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm’s-length negotiations with the Board.

While the proposed amendments, individually and collectively, provide added protection to our stockholders and may help the Company obtain the best price in a potential transaction, they may also have the effect of making more difficult and discouraging a merger, tender offer or proxy contest, even if such transaction or event may be favorable to the interests of some or all of the Company’s stockholders.  The proposed amendments also may cause a delay of the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management, even if such removal might be beneficial to some or all of the stockholders. Furthermore, the proposed amendments may have the effect of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board, but that the holders of a majority of the shares of Common Stock may deem to be in their best interests or in which some or all of the stockholders may receive a substantial premium over prevailing market prices for their stock. By discouraging takeover attempts, these amendments also could have the incidental effect of inhibiting changes in management (some or all of the members of which might be replaced in the course of a change of control).

The Board recognizes that a takeover might in some circumstances be beneficial to some or all of the Company’s stockholders but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the proposed amendments that may have anti-takeover effects. The Board further believes that it is preferable to act on the proposed amendments when they can be considered carefully rather than hastily during an unsolicited bid for control.

Existing Anti-Takeover Provisions of our Certificate and By-laws

In addition to the proposed Certificate Amendments and the By-Law Amendments, provisions of our Certificate and By-laws and Delaware law summarized in the following paragraphs may be deemed to have anti-takeover effects. These provisions may have the effect of discouraging a future takeover attempt which is not approved by the Board but which individual stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. Those provisions will also render the removal of the current Board or management more difficult.

Classified Board of Directors. Our By-laws provide that the Board of Directors will be divided into two classes of directors, as nearly equal in number as is reasonably possible, serving staggered terms. We believe that a classified Board helps to assure the continuity and stability of our Board and business strategies and policies as determined by our Board of Directors, because a majority of the directors at any given time will have had prior experience as a director of the Company. We believe that this, in turn, will permit our Board to more effectively represent the interests of stockholders.

With a classified Board of Directors, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in the majority of the Board of Directors. As a result, a classified Board of Directors may discourage proxy contests for the election of directors or purchases of a substantial block of the common stock because such provision could operate to prevent obtaining control of the Board in a relatively short period of time. The classification provision could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of us. Under the Delaware General Corporation Law, unless the certificate of incorporation otherwise provides, and ours does not, a director on a classified board may be removed by stockholders only for cause.

Number of Directors Set by the Board of Directors; Vacancies filled by Board of Directors.  Our By-laws provide that the number of directors shall be fixed from time to time by a majority of the Board of Directors.   In addition, our By-laws grant to the Board of Directors to authority to fill vacancies on the Board in the event of vacancies caused by death or resignation of a director and any newly created directorship resulting from an increase in the number of directors. As a result, the Board has the sole power and authority to increase or decrease the number of directors and could fill any vacancies resulting from an increase without stockholder approval.  This ability could be used unilaterally by the Board to fill the board with “friendly” directors in the face of a takeover threat.

Blank Check Preferred Stock. Our Amended and Restated Certificate of Incorporation provides for 2,000,000 authorized shares of preferred stock. The existence of authorized but unissued shares of preferred stock may enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, the board of directors were to determine that a takeover proposal is not in the best interests of the Company, the board could cause shares of preferred stock to be issued without shareholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquiror or insurgent shareholder or shareholder group, including through the adoption of a stockholder rights plan - commonly known as a “poison pill.”

In this regard, the charter grants our Board broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock and nonvoting common stock. The issuance may also adversely affect the rights and powers, including voting rights, of such holders and may have the effect of delaying, deterring or preventing a change in control of the Company. The board of directors currently does not intend to seek shareholder approval prior to any issuance of shares of preferred stock, unless otherwise required by law.

Limitations on the ability of Stockholders to Call Special Meetings.  Our charter and By-laws deny shareholders the right to call a special meeting of shareholders. Our charter and By-laws provide that special meetings of the shareholders may be called only by the board of directors or the President.

Anti-Takeover Provisions of Delaware Law. We are subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, prohibits a Delaware corporation from engaging in a business combination with any interested stockholder, for a period of three years following the date that such stockholder became an interested stockholder, unless, among other things, (i) prior to such date, our Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder or (ii) on or after such date, the business combination is approved by our Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. A business combination includes a merger, asset sale or other transaction resulting in a financial benefit to an interested stockholder. An interested stockholder is generally a person who, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status owned, 15% or more of our outstanding voting stock.

PROPOSAL 9 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The firm of UHY LLP served as independent auditors for the year ended December 31, 2007 and has been selected by us to serve as our independent auditors for the year ending December 31, 2008.  Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders.  If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm.  If such a selection were made, it may not become effective until 2009 because of the difficulty and expense of making such a substitution.  A representative of UHY is expected to attend the Annual Meeting and therefore will be available to respond to appropriate questions at the Annual Meeting.

The audit reports of UHY on our consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF UHY LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2008.

OTHER MATTERS

We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above.  If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We had outstanding 4,317,456 shares of Common Stock, $.01 par value per share, or the Common Stock, on April 25, 2008, which constitutes the only class of our outstanding voting securities.

Five Percent Stockholders

At April 25, 2008, the following were the only persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Common Stock
Common Stock	Cooke Family Trust [1] 90 Grande Brook Circle, #1526 Wakefield, Rhode Island 02879	873,886	19.26%

1.

The shares attributed to the Cooke Family Trust include 653,886 shares owned beneficially and 220,000 in Common Stock warrants exercisable to purchase an equal number of shares of Common Stock.  This information was derived from the Schedule 13D Amendment #3 filed on September 6, 2006.

Security Ownership of Management

The following table sets forth, as of April 25, 2008, unless otherwise specified, certain information with respect to the beneficial ownership of our shares of Common Stock by each person who is our director, a nominee for the Board, each of the Named Executive Officers, and by our directors and executive officers as a group.  Unless otherwise noted, each person has voting and investment power, with respect to all such shares, based on 4,317,456 shares of Common Stock outstanding on the record date.  Pursuant to the rules of the SEC, shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	[1]	Percent of Class
Common Stock	R. Francis DiPrete	154,190	[2]	3.46%
Common Stock	Mark D. Hagans	9,750	[3]	0.23%
Common Stock	James H. Hartung	28,500	[4]	0.66%
Common Stock	Timothy R. Kasmoch	405,000	[5]	8.77%
Common Stock	Thomas L. Kovacik	8,750	[6]	0.20%
Common Stock	Carl Richard	135,350	[7]	3.07%
Common Stock	Joseph H. Scheib	170,663	[8]	3.89%
Common Stock	Robert W. Bohmer	52,100	[9]	1.19%
Common Stock	James K. McHugh	111,651	[10]	2.52%
Common Stock	All directors and executive officers as a group (9 persons)	1,075,954	[11]	21.05%

1.

Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

2.

Represents 16,340 shares of Common Stock owned by Mr. DiPrete, 62,850 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.05 per share and 75,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $2.00 per share.

3.

Represents 1,000 shares of Common Stock owned by Mr. Hagans and 8,750 shares issuable upon exercise of options which are currently exercisable at prices ranging from $2.00 to $3.00 per share.

4.

Represents -0- shares of Common Stock owned by Mr. J. Hartung, 17,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.00 per share and 11,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $2.00 per share.

5.

Represents 100,000 unregistered shares and 2,500 registered shares of Common Stock owned by Mr. Kasmoch, 50,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share and 252,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.70 to $2.00 per share.

6.

Represents -0- shares of Common Stock owned by Mr. Kovacik and 8,750 shares issuable upon exercise of options which are currently exercisable at prices ranging from $2.00 to $3.00 per share.

7.

Represents 51,000 shares of Common Stock owned by Mr. Richard, 26,250 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.00 per share and 58,100 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.00 per share.

8.

Represents 104,063 shares of Common Stock owned by Mr. Scheib, 30,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.00 per share, 600 shares owned by a family member over which Mr. Scheib acts as custodian and 36,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.00 per share.

9.

Represents 2,100 shares of Common Stock owned by Mr. Bohmer and 50,000 shares issuable upon exercise of options which are currently exercisable at $2.80 per share.

10.

Represents 3,651 shares of Common Stock owned by Mr. McHugh and a total of 108,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share.

11.

Represents 280,654 shares of Common Stock owned by the Directors and Officers, 600 shares owned indirectly, 564,600 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $5.00 per share and a total of 230,100 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.00 per share.

EXECUTIVE OFFICERS OF THE COMPANY

Executive officers of the Company are appointed by the Board of Directors and hold office at the pleasure of the Board.  Set forth below is biographical and other information on the current executive officers of the Company.  Mr. Kasmoch also serves as a member of the Board and his biographical information is set forth above under the caption “Directors of the Company.”

Name	Age	Position
Timothy R. Kasmoch	46	President and Chief Executive Officer
Robert W. Bohmer	38	V.P. Business Development and General Counsel
James K. McHugh	49	Chief Financial Officer, Secretary and Treasurer

Robert W. Bohmer has been our Vice-President for Business Development and General Counsel since July 2007.  Since 1996, Mr. Bohmer has been with the law firm of Watkins, Bates and Carey, LLP, Toledo, Ohio.  Since 2005, Mr. Bohmer has served as general outside counsel to the Company.

James K. McHugh has served as our Chief Financial Officer, Secretary and Treasurer since January 1997.  Prior to that date, Mr. McHugh served the Company and our predecessor company in various financial positions since April 1992.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table presents the total compensation paid to our Chief Executive Officer, V.P. Business Development, Chief Development Officer and Chief Financial Officer during 2007.  There were no other executive officers who were serving at the end of 2007 and whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Timothy R. Kasmoch	2007	$139,788	-	$7,875	$0	-	-	$0	$147,663
President and Chief Executive Officer (1)	2006	$52,500	-	$55,125	$379,950	-	-	$1,000	$488,575

Robert W. Bohmer	2007	$75,000	-	-	$70,000	-	-	$0	$145,000
V.P. Business Develop. General Counsel (2)	n/a	-	-	-	-	-	-	-	n/a

(1)

Mr. Kasmoch was appointed CEO on February 14, 2006, effective with his employment date, succeeding Mr. Daniel Haslinger.  Mr. Kasmoch received $7,875 and $55,125 for the value of unregistered shares of Common Stock in 2007 and 2006, respectively, pursuant to the terms of his Employment Agreement signed February 14, 2006.  Mr. Kasmoch was granted stock options pursuant to our 2004 N-Viro International Corporation Stock Option Plan valued at $4,250 and cash of $1,000, for one meeting as an outside director held before February 14, 2006.  Mr. Kasmoch was also granted three-year stock options under the Plan as an employee, valued at $375,700 for 250,000 options, in December 2006.

(2)

Mr. Bohmer was appointed V.P. Business Development and General Counsel and started his employment on July 1, 2007.  He was granted 100,000 stock options pursuant to our 2004 N-Viro International Corporation Stock Option Plan, in accordance with his Employment Agreement dated June 12, 2007.  These options were valued at $70,000 for 2007 and $280,000 over the two-year life of his employment agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
Name	# of Securities Underlying Unexercised Options (#) Exercisable	# of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: # Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (#)	Option Exercise Date	# of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: # Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Timothy R. Kasmoch	2,500	-	-	$1.70	2/14/16	-	-	-	-
Timothy R. Kasmoch	250,000	-	-	$2.00	12/30/16	-	-	-	-
Robert W. Bohmer	50,000	50,000	-	$2.80	6/12/17	-	-	-	-

All options awards were made granted under the Company’s current stock option plan described under the caption “Equity Compensation Plan Information.”

Employment Agreements

On February 13, 2007, we entered into a new employment agreement with Mr. Timothy R. Kasmoch as our President and Chief Executive Officer.  Mr. Kasmoch’s employment agreement is for a two-year term commencing on February 13, 2007 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The agreement provides that Mr. Kasmoch is to receive an annual base salary of $150,000, subject to an annual increase at the discretion of the Board.  In addition, Mr. Kasmoch is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board.  Under the agreement, this determination is to be based upon the Board’s complete review of Mr. Kasmoch’s performance, including the growth and profitability of the Company.

Generally, Mr. Kasmoch’s employment agreement may be terminated by us with or without cause or by the Employee for any reason.  If the agreement is terminated by us without cause (other than by reason of the death or disability of Mr. Kasmoch), Mr. Kasmoch will continue to receive his base salary then in effect for the period between the termination date and the expiration date of the agreement.  If the agreement is terminated for any other reason by either party, Mr. Kasmoch is entitled to receive his base salary through the effective date of the termination plus any bonus or incentive compensation which has been earned or payable through the termination date, as provided for in the agreement.  A copy of Mr. Kasmoch’s Employment Agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 12, 2007.

Effective April 2, 2008, we entered into a First Amendment to the Employment Agreement (the “Amendment”) with Mr. Kasmoch.  The Amendment extends the term of Mr. Kasmoch’s Employment Agreement for an additional two years.  As a result, the term of Mr. Kasmoch’s Employment Agreement will expire on February 12, 2011, instead of February 12, 2009 as provided for in the original Employment Agreement.  Except for the extension of the term, there were no other changes to Mr. Kasmoch’s Employment Agreement.  The Amendment was approved by our Board of Directors at a regular meeting held on April 2, 2008.

In June 2007, we executed an Employment Agreement with Robert W. Bohmer as our Vice-President of Business Development and General Counsel, which commenced July 1, 2007.  Mr. Bohmer’s agreement is for a two-year term at $150,000 per year plus a stock option grant of 100,000 shares.  In addition, Mr. Bohmer is eligible for an annual cash bonus in an amount to be determined.  Generally, the Agreement may be terminated by us with or without cause or by the Employee for any reason.

Equity Compensation Plan Information

We maintain two stock option plans for directors, executive officers and key employees.  The current plan was approved by the stockholders in May 2004.  The plan authorizes the Board of Directors or a committee thereof, to grant awards of incentive stock options and non-qualified stock options for up to a maximum of 1,000,000 shares of Common Stock.  The total number of options granted as of December 31, 2007 was 851,125, and the number of options available for future issuance was 148,875.  Currently, the plan is administered by the Compensation Committee.

THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE IN ANY PREVIOUS OR FUTURE DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY EXPRESSLY INCORPORATES SAID REPORTS BY REFERENCE IN ANY SUCH DOCUMENT.

COMPENSATION COMMITTEE REPORT

The following report was prepared by Thomas L. Kovacik, R. Francis DiPrete and James H. Hartung as members of our Compensation Committee.

The compensation of our executive officers is determined by the Compensation Committee of the Board.

The Compensation Committee’s philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area.  This philosophy is intended to assist us in attracting, retaining and motivating executives with superior leadership and management abilities.  Consistent with this philosophy, the Compensation Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options.  The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

The Compensation Committee establishes salary recommendations to the Board at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect our financial health.  Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and our performance.

Long-term incentives are provided through stock options granted under our Stock Option Plan.  The stock options represent an additional vehicle for aligning management’s and stockholders’ interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

The Compensation Committee, subject to any employment agreements in effect with its executive officers, reviews and recommends to the Board for approval the salaries, bonuses and long-term incentives of our officers, including its most highly compensated executive officers.  In addition, the Committee recommends to the Board the granting of stock options under our Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers our Stock Option Plan.

With respect to compensation of Mr. Timothy R. Kasmoch, our President and Chief Executive Officer, Mr. Kasmoch’s 2007 base salary was determined by his Employment Agreement with us dated February 13, 2007, which entitled him to an annual base salary of $150,000 over a period of two years.  In 2008, an amendment dated April 2, 2008 to this Employment Agreement was agreed upon, effectively extending the Agreement until February 2011.  See “Employment Agreements.”

With respect to compensation of Mr. Robert W. Bohmer, our Vice-President of Business Development and General Counsel, Mr. Bohmer’s 2007 base salary was determined by his

Employment Agreement with us dated June 12, 2007, which entitled him to an annual base salary of $150,000 over a period of two years.  See “Employment Agreements.”

The Compensation Committee is also responsible for recommending to the Board bonus amounts, if any, payable to Mr. Kasmoch, the Chief Executive Officer.  Any bonuses payable will be determined by the Compensation Committee, based on the same elements and factors relating to our other Executive Officers.

The Compensation Committee has not formulated any policy regarding qualifying compensation paid to our Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Compensation Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

Thomas L. Kovacik

R. Francis DiPrete

James H. Hartung

AUDIT COMMITTEE REPORT

The following report was prepared by Joseph Scheib, R. Francis DiPrete and Mark Hagans, as members of our Audit Committee.

The Audit Committee oversees our financial reporting process on behalf of the Board.  The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting.  The Audit Committee discusses these matters with our independent auditors and with appropriate financial personnel and internal auditors.  The Audit Committee regularly meets privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management.  In addition, the Audit Committee reviews our financing plans and reports recommendations to the full Board for approval and to authorize action.

Management has primary responsibility of our financial statements and the overall reporting process, including our system of internal controls.  The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

This year, the Audit Committee reviewed our audited financial statements and met with both management and UHY LLP, our independent auditors, to discuss those financial statements.  Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has received from and discussed with UHY LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  These items related to that firm’s independence from us.  The Audit Committee also discussed with UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007.

Joseph H. Scheib

R. Francis DiPrete

Mark D. Hagans

INDEPENDENT AUDITORS

Appointment of UHY LLP

The firm of UHY LLP (“UHY”) acts as our principal independent registered public accounting firm.  Through December 31, 2007, UHY had a continuing relationship with UHY Advisors, Inc. (“Advisors”) from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY’s partners provide non-audit services.  UHY has no full-time employees and therefore, none of the audit services performed were provided by permanent full-time employees of UHY.  UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

UHY served as our principal independent registered public accounting firm for the years ended December 31, 2004 through 2007, and has been selected by us to serve as our independent auditors for the year ending December 31, 2008.  UHY was approved as our independent auditors by the Board on October 19, 2004.

Audit Fees

Audit services of UHY included the audit of our annual financial statements for 2007 and 2006, and services related to quarterly filings with the SEC through the reporting period ended September 30 in each of those years.  Fees for these services totaled approximately $58,000 for 2007 and $56,600 for 2006.

Audit Related Fees

There were no fees billed for the years ended December 31, 2007 and December 31, 2006 for assurance and related services by UHY that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

There were no fees billed for the years ended December 31, 2007 and December 31, 2006 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

All Other Fees

UHY provided assistance on accounting related matters totaling $9,000 for the year ended December 31, 2007 and $1,375 for the year ended December 31, 2006.

Although the Audit Committee Charter does not explicitly require it, the Audit Committee approves all engagements of outside auditors before any work is begun on the engagement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In May 2007, we retained Mr. Kasmoch’s son, Nicholas Lynn, for the development and redesign of the Company’s web site, and paid him $2,500.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC.  Copies of all filed reports are required to be furnished to us pursuant to Section 16(a).  Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2007, with the following exceptions:

Joseph R. Scheib, James H. Hartung, Carl Richard, Mark Hagans, Thomas Kovacik and R. Francis DiPrete each were late filing a Form 4 (Statement of Changes of Beneficial Ownership of Securities) in connection with a grant of a Common Stock option on February 15, 2007, which was due to an administrative error on the part of the Company.  The Form 4s were filed on February 26, 2007, reporting late one grant of a Common Stock option

James K. McHugh was late filing a Form 4 for a sale of Common Stock that occurred on April 9, 2007.  The Form 4 was filed on April 18, 2007.

Robert W. Bohmer filed late filing a Form 3 (Initial Statement of Beneficial Ownership of Securities) and an initial Form 4 in connection with his hiring as an executive officer of the Company and grant of Common Stock options on June 12, 2007.  The Form 3 and Form 4 were filed on April 15, 2008.

Michael G. Nicholson, a former executive officer of the Company, was late filing the following Form 4s during 2007:  (i) a Form 4 was filed on April 24, 2007, reporting late two sales and one purchase of Common Stock between April 18 and April 23, 2007, (ii) a Form 4 was filed on June 14, 2007, reporting late three sales of Common Stock between June 5 and June 13, 2007, and (iii) a Form 4 was filed on September 10, 2007, reporting late two sales of Common Stock on September 5 and September 6, 2007.

STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Stockholders to be held in 2009 must set forth such proposal in writing and file it with James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, no later than February 18, 2009, the date that is less than 120 days before June 17, 2009.  Further, pursuant to Rule 14a-4, if a stockholder fails to notify us of a proposal before April 1, 2009, the date that is less than 45 days before May 15, 2009 (based on the mailing date of this proxy statement), such notice will be considered untimely and management proxies may use their discretionary voting authority to vote on any such proposal.

BY THE ORDER OF THE BOARD OF

DIRECTORS

/s/  James K. McHugh

James K. McHugh

Chief Financial Officer, Secretary and Treasurer

Appendix A

N-VIRO INTERNATIONAL CORPORATION

AMENDED AND RESTATED 2004 STOCK OPTION PLAN

WHEREAS, the N-Viro International Corporation 2004 Stock Option Plan was originally adopted and approved in the year 2004.

WHEREAS, the Stockholders of N-Viro International Corporation agree to amend and restate the Plan to reflect the increase in the maximum number of shares of Common Stock that may be issued or transferred or exercised pursuant to ISOs under the Plan, and make certain other administrative revisions to the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended and restated as follows:

I.

Purpose.

The purpose of this N-Viro International Corporation 2004 Stock Option Plan is to enable N-Viro International Corporation (the “Corporation”) to attract and retain qualified officers, other key employees and non-employee directors, and to provide an incentive for such officers, key employers and directors of the Corporation to expand and improve the profits and prosperity of the Corporation.

The original 2004 Stock Option Plan was approved by the Board of Directors on February 12, 2004, and by the Corporation’s stockholders at the Annual Meeting of Stockholders held on May 12, 2004.  This Amended and Restated 2004 Stock Option Plan was approved by the Board of Directors on April 2, 2008, and is being submitted for approval by the Corporation’s stockholders at the Annual Meeting of Stockholders scheduled for June 17, 2008.

II.

Definitions.

The following terms shall have the meanings shown:

2.1

“Administrator” shall mean the Board of Directors or, if the Board of Directors has delegated its authority to administer this Plan to a committee pursuant to Article VIII hereof, the Committee.

2.2

“Board of Directors” shall mean the Board of Directors of the Corporation.

2.3

“Code” shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

2.4

“Committee” shall mean the Compensation Committee of the Board of Directors, or such other Committee as the Board may appoint to administer this Plan.  Grants to Named Executive Officers shall be approved by the Committee only if all members of the Committee are directors who qualify as “non-employee directors” of the Corporation within the meaning of Rule 16b-3 and as “outside directors” within the meaning of Treasury Regulation 1.162-27(e)(3).

2.5

“Common Stock” shall mean the common stock, par value $.01 per share, of the Corporation, except as provided in Section 6.2 of the Plan.

2.6

“Consultant” shall mean any individual engaged to perform services for the Corporation or any of its Subsidiaries on a regular and on-going basis who is not a common law employee of the Corporation.

2.7

“Date of Grant” shall mean the date specified by the Administrator on which a grant of Options shall become effective.  The Date of Grant shall not be earlier than the date on which the Administrator takes action with respect thereto.

2.8

“Employee” means any person performing services for the Corporation or any Subsidiary as a common law employee.  The Administrator may, in its discretion, treat any individual as an Employee for purposes of this Plan even if he or she is not employed by the Corporation, as long as he or she could properly be classified as a common law employee of the Corporation or a Subsidiary for payroll tax purposes.

2.9

“Fair Market Value” shall mean the fair market value of a share of Common Stock of the Corporation as determined by the Administrator.  For periods when the Common Stock is publicly traded, this shall be determined by reference to the average closing price for the Common Stock, as reported on any stock exchange or electronic quotation system on which the Common Stock is then traded or quoted, for the previous ten (10) trading days on which trades or quotations have been reported ending on the trading day immediately preceding the day of determination of the Fair Market Value.  For periods in which fewer than 10 trades or quotations have been reported for the 30 calendar days preceding the day of determination of the Fair Market Value, the Fair Market Value may be determined by reference to an average of the closing or trading prices reported during the prior month or in such other manner as the Administrator may deem to be an appropriate method of estimating the current market value of the Common Stock as permitted under Code.

2.10

“ISOs” shall mean stock options granted by the Corporation which are intended to qualify as incentive stock options under Section 422 of the Code.

2.11

“Named Executive Officer” shall mean the Corporation’s Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules of Item 402 of Regulation S-K under the Securities Exchange Act of 1934.

2.12

“Nonemployee Director” shall mean a member of the Board of Directors who is not an employee or Consultant of the Corporation or any Subsidiary.

2.13

“Nonstatutory Options” shall mean stock options which are not intended to qualify as ISOs.

2.14

“Option Agreement” shall mean a written agreement between the Corporation and a Participant who has been granted Options under this Plan.

2.15

“Option Price” shall mean, with respect to any Option, the amount designated in a Participant’s Option Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option.  Except as otherwise provided in Section 3.3, the Option Price shall not be less than 100% of the Fair Market Value of Common Stock as of the Date of Grant.

2.16

“Options” shall mean any rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including both ISOs and Nonstatutory Options.

2.17

“Participant” shall mean any current or former employee, Consultant or director of the Corporation or a Subsidiary who has been granted Options under the terms of this Plan.

2.18

“Plan” shall mean this N-Viro International Corporation Amended and Restated 2004 Stock Option Plan, as the same may be amended from time to time.

2.19

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended from time to time.

2.20

“Subsidiary” shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Corporation under Section 425(f) of the Code.

2.21

“Ten Percent Stockholder” shall mean any Participant who at the time an ISO is granted owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of stock of the Corporation.

III.

Eligibility.

3.1

Key Employees.  The Administrator may grant Options under this Plan to any officer or other key employee of the Corporation or of any Subsidiary.  In granting such Options and determining their form and amount, the Administrator shall give consideration to the functions and responsibilities of the individual, his or her potential contributions to profitability and sound growth of the Corporation and such other factors as the Administrator may, in its discretion, deem relevant.

The Administrator may also grant Options to Consultants.  In granting such Options and determining their form and amount, the Administrator shall consider the extent of the individual’s relationship to the Corporation, his or her potential contributions to its financial success, the potential adverse accounting consequences to the Corporation of stock option grants to Consultants, and such other factors as the Administrator may, in its discretion, deem to be relevant.

3.2

Named Executive Officers.  Notwithstanding Section 3.1, no Named Executive Officer shall be granted Options unless the grant has been approved in advance by the Compensation Committee of the Board of Directors or another Committee satisfying the requirements stated in Section 2.4.

3.3

Directors.  Members of the Board of Directors who are employees or Consultants of the Corporation shall be eligible for Options under this Plan on the same terms as other officers.  Other members of the Board of Directors shall be eligible for Options only to the extent specified in this Section 3.3, as it may be amended from time to time by the Board of Directors.

(a)  Each Non-Employee Director who attends at least one of the four regularly scheduled meetings of the Board for each year shall automatically be granted Nonstatutory Options to purchase 2,500 shares of Common Stock for each such meeting attended during the year.  In addition, each Non-Employee Director who attends a special meeting (i.e., not a regularly scheduled meeting) of the Board shall automatically be granted Nonstatutory Options to purchase 1,250 shares of Common Stock for each special meeting of the Board attended; provided that the maximum number of shares with respect to which a Non-Employee Director may be granted Options for attending either regular or special Board meetings during any single calendar year shall be limited to 15,000 shares of Common Stock.  Options granted to a Non-Employee Director for attending Board meetings shall be granted on the date of the meeting, and the Option Price for all such Options shall be equal to the Fair Market Value of the Common Stock on that date.  Each such Option shall vest six (6) months after the date of grant and shall expire  (if not exercised or terminated at any earlier date) on the earlier of (i) the tenth anniversary of grant  and (ii) the day that is ninety (90) days after the date of termination of the Non-Employee Director’s service as a director of the Corporation, unless such event is due to the death or total and permanent disability of such Non-Employee Director, in which case such options shall terminate twelve (12) months from the date of termination of the Non-Employee Director’s service as a director of the Corporation due to such death or total and permanent disability.  Notwithstanding the foregoing, for Options granted on or after January 1, 2005, the Option Price shall be equal to 100% of the Fair Market Value of Common Stock as of the Date of Grant.

(b)  In addition, each Non-Employee Director who was a member of the Board of Directors at any time after May 8, 2003 shall be granted on the date this Plan is approved by the Company’s stockholders Nonstatutory Stock Options with respect to that number of shares provided in subsection (a) above multiplied by the number of meetings of the Board of Directors such Non-Employee Director attended after May 8, 2003, each at an Option Price equal to the Fair Market Value of the Company’s Common Stock on May 12, 2004 or such later date as this plan is approved by the Company’s stockholders.  Each such Option shall vest six (6) months after the date of grant and shall expire on the tenth anniversary of grant (if not exercised or terminated at any earlier date).  These Nonstatutory Stock Options are intended to replace the stock options that would have been automatically granted to these Non-Employee Directors under the terms of the Company’s proposed Stock Option Plan presented at the 2003 Annual Stockholders Meeting, and each such grant is expressly conditioned on the Non-Employee Director’s waiver of any claim to receive stock options under Section 3.3 of the Company’s 1998 Amended and Restated Stock Option Plan for attending Board meetings held after May 8, 2003.

IV.

Options.

4.1

Terms and Conditions.  The Administrator may, in its sole discretion, from time to time grant Options to any officer, key employee or Consultant of the Corporation or any one of its Subsidiaries.  The grant of an Option to an eligible officer, employee or Consultant shall be evidenced by a written Option Agreement in substantially the form approved by the Administrator.  Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Administrator (or, in the case of a Named Executive Officer, the Compensation Committee) may deem appropriate.

(a)

Shares Covered.  The Administrator shall, in its discretion, determine the number of shares of Common Stock to be covered by the Options granted to any Participant.  The maximum number of shares of Common Stock with respect to which Options may be granted to any employee during any one calendar year is 25,000 shares.

(b)

Exercise Period.  The term of each Option shall be for such period as the Administrator shall determine (except as specifically provided in Section 3.3 above), but for not more than ten years from the Date of Grant thereof.  The Administrator shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate.  The Administrator shall have the discretion to prescribe such vesting schedules based on achievement of corporate or individual performance targets as it may deem to be appropriate, in addition to vesting schedules based upon periods of continued employment.  If no other vesting schedule is specified by the Administrator or provided pursuant to Section 3.3 above, a grant of Options shall vest and become exercisable in five (5) equal annual installments, with successive installments vesting, on the Date of Grant and the first four anniversaries of the Date of Grant.

(c)

Option Price.  The Option Price payable for the shares of Common Stock covered by any Option shall be determined by the Administrator but shall in no event be less than the Fair Market Value of a share of Common Stock on the Date of Grant (except as specifically provided in Section 3.3 above).

(d)

Exercise of Options.  A Participant may exercise his or her Options from time to time by written notice to the Corporation of his or her intent to exercise the Options with respect to a specified number of shares.  The specified number of shares will be issued and transferred to the Participant upon receipt by the Corporation of (i) such notice and (ii) payment in full for such shares, and (iii) receipt of any payments required to satisfy the Corporation’s tax withholding obligations pursuant to Article V.

(e)

Payment of Option Price Upon Exercise.  Each Option Agreement shall provide that the Option Price for the shares with respect to which an Option is exercised shall be paid to the Corporation at the time of exercise.   This payment generally must be made in the form of cash.  Alternatively, if the Participant owns fewer than the lesser of either (i) 50,000 shares of the Corporation’s Common Stock, or (ii) one percent (1%) of the issued and outstanding shares of Common Stock of the Corporation calculated as of the date of exercise (the “Amount Held”, and, for purposes of this paragraph, the calculation of the Participant’s Amount Held shall include all vested Options), the Corporation may accept as payment of the Option Price:

(1)

delivery of stock certificates for whole shares of Common Stock already owned by the Participant for at least six months (at the time of exercise), valued at their Fair Market Value on the business day immediately preceding the date of exercise;

(2)

delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Participant’s stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant’s stockbroker for the Participant’s account;

(3)

an instruction to withhold as payment of the Option Price a portion of the shares of Common Stock issuable under the Option with a Fair Market Value (valued as of the business day immediately preceding the date of exercise) equal to the Option Price (provided that the amount paid in cash shall not be less than the par value of the shares issuable upon such exercise); or

(4)

any combination of the above methods equal to the total Option Price for the shares;

provided that, the Corporation may refuse to accept any such alternative method of payment of the Option Price to the extent it determines in good faith that such method of exercise would violate the federal securities laws, including Rule 16b-3, Section 402 of the Sarbanes-Oxley Act or rules regulating margin loans.

4.2

Effect of Termination of Employment, Retirement, Disability or Death.

(a)

If a Participant’s employment (or other relationship, in the case of a Consultant or Director) with the Corporation is involuntarily terminated, or is terminated by the Participant without the Corporation’s express consent, for any reason other than retirement, disability or death, his or her unvested Options shall terminate upon the date of the termination of employment, unless the Administrator decides, in its sole discretion, to waive this termination and causes the Participant’s Option Agreement to provide for an extended exercise period after such termination.

(b)

Any Option Agreement may include such provisions as the Administrator deems advisable with respect to the Participant’s right to exercise his or her vested Options subsequent to termination of employment, provided that if the Participant’s Option Agreement contains no other provision on this point, the Participant’s right to exercise the vested Options shall terminate ninety (90) days after the date of termination of the Participant’s employment. No ISO shall be exercisable at any time more than ninety (90) days after the date of termination of employment, except as provided in Section 4.2(c) or (d).

(c)

Option Agreements may provide for an extended period of continued exercisability following the Participant’s retirement or other termination with the consent of the Corporation, or subsequent to termination of the Participant’s employment by reason of total and permanent disability (within the meaning of Section 22(e)(3) of the Code); provided, that, in no event shall any Option be exercisable after the fixed termination date set forth in the Participant’s Option Agreement pursuant to Section 4.1(b).  No ISO shall be exercisable at any time subsequent to the expiration of the period of  ninety (90) days from the date of termination of employment, or the period of twelve (12) months from the date of termination of the Participant’s employment (or other relationship with the Corporation) by reason of total and permanent disability, as the case may be.  A termination of employment shall be considered retirement if the Participant has reached normal retirement age under the Corporation’s retirement plan, or as otherwise mutually agreed by the Participant and the Administrator.

(d)

Any Option Agreement may, in the Administrator’s sole discretion, provide that, in the event the Participant dies while in the employ of the Corporation (or while serving as an active Consultant), or while he or she has the right to exercise his or her Options under the preceding Sections 4.2(b) or (c), the Options may be exercised (to the extent it had become exercisable prior to the time of the Participant’s death), during such period of up to one year after date of the Participant’s death as the Administrator deems to be appropriate, by the personal representative of the Participant’s estate, or by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribution.

(e)

For purposes of this Section 4.2, a Participant’s employment with the Corporation shall be considered to terminate on the last day for which the Participant is paid through the Corporation’s payroll, unless the Administrator expressly determines that another date should be used as the date of termination of employment.  The Administrator shall determine the date of termination of any Participant, based on its judgment as to when the Participant is no longer employed as a common law employee or Consultant of the Corporation or any Subsidiary.  Part-time or non-exclusive employment by the Corporation may be considered employment by the Corporation as long as the Participant is treated as an Employee for purposes of FICA and payroll taxes, as shall employment by a Subsidiary.  In addition, the Administrator shall have full discretion to determine whether a Participant’s reduction in hours, medical or disability leave, FMLA leave, absence on military or government service, or other authorized leave of absence, shall constitute a termination of employment for purposes of this Plan.  Any such determination of the Administrator shall be final and conclusive, unless overruled by the Board of Directors.

4.3

Designation of Options as Incentive Stock Options.  The Administrator may, in its discretion, specify that any Options granted to a Participant who is an employee of the Corporation or any Subsidiary shall be ISOs qualifying under Code Section 422.  Each Option Agreement which provides for the grant of ISOs shall designate that such Options are intended to qualify as ISOs.  Each provision of the Plan and of each Option Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.  Options not otherwise designated shall be Nonstatutory Options.

Any Options granted under this Plan which are designated as ISOs shall comply with the following additional requirements:

(a)

The aggregate Fair Market Value (determined at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Corporation and all stock of any Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Corporation (or any Subsidiaries) shall not exceed $100,000.  To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares which may be covered by ISOs pursuant to the preceding sentence, and a Nonstatutory Option for the remaining shares subject to the Option.

(b)

The Option Price payable upon the exercise of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant; except as otherwise provided in Section 4.3(c) below.

(c)

In the case of an ISO granted to a Participant who is a Ten Percent Stockholder, the period of the Option shall not exceed five years from the Date of Grant, and the Option Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

(d)

The maximum term of any ISO shall be ten years, except that the maximum term of any ISO granted to a Ten Percent Stockholder shall be five years.

(e)

No ISO granted under this Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.  During the life of the Participant, any ISO shall be exercisable only by the Participant.

(f)

Any ISO granted under the Plan shall terminate no more than 90 days after termination of the Participant’s employment as an Employee or one (1) year after termination of the Participant’s employment as an Employee or after the date of any termination of employment by reason of the Participant’s death or disability.

(g)

ISOs shall only be granted to Employees of the Company.

4.4

Authority to Make Adjustments.

The Administrator may make such adjustments to the terms of such Options as it may deem necessary or appropriate in connection therewith, including amending the Option Agreement to recognize that all or a portion of the Options no longer qualify as ISOs under Section 4.3.

4.5

Non-Assignability.  Options granted under this Plan shall generally not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, or as described in the next paragraph.

Notwithstanding the foregoing, the Administrator may, in its discretion, permit a Participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships or limited liability companies in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options shall still be subject to termination in accordance with Section 4.2 above in the hands of the transferee.

4.6

Covenants Not to Compete.  The Administrator may, in its discretion, condition any Option granted to an Employee, Consultant or director on such Participant’s agreement to enter into such covenant not to compete with the Corporation as the Administrator may deem to be desirable.  Such covenant not to compete shall be set forth in the Participant’s Option Agreement, and the Option Agreement shall provide that the Option shall be forfeited immediately, whether otherwise vested or not, if the Administrator determines that the Participant has violated his or her covenant not to compete.  In addition, in the Administrator’s discretion, the Participant’s Option Agreement may also provide that if the Participant breaches his or her covenant not to compete, the Corporation shall have the right to repurchase any shares of Common Stock previously issues to the Participant pursuant to an exercise of the Option, at a repurchase price equal to the Option Price paid by the Participant.

V.

Tax Withholding.

5.1

Withholding Taxes.    The Corporation shall have the right to require Participants who are employees to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan.  If a Participant sells, transfers, assigns or otherwise disposes of shares of Common Stock acquired upon the exercise of an ISO within two (2) years after the date on which the ISO was granted or within one (1) year after the receipt of the shares of Common Stock by the Participant, the Participant shall promptly notify the Corporation of such disposition and the Corporation shall have the right to require the Participant to remit to the Corporation the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the Corporation by reason of such disposition.

5.2

Methods of Withholding.  Amounts which the Corporation is entitled to withhold pursuant to Section 5.1, may, at the election of the Participant and with the approval of the Administrator, be (i) paid in cash by the Participant, (ii) withheld from the Participant’s salary or other compensation payable by the Corporation, or (iii) withheld in the form of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the “Tax Date”) not less than the minimum amount of tax the Corporation is required to withhold, or (iv) paid by means of the Participant’s delivery to the Corporation of shares of Common Stock already held by the Participant that have a Fair Market Value on the Tax Date not greater than the minimum amount of tax the Corporation is required to withhold, or (v) in any other form mutually satisfactory to the Administrator and the Participant, provided that any such method of satisfying the Participant’s obligation does not violate any federal or state law, including Section 402 of the Sarbanes-Oxley Act.  A Participant’s election to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Administrator, and shall be delivered to the Corporation prior to the Tax Date with respect to the exercise of an Option.

VI.

Aggregate Limitation on Shares of Common Stock.

6.1

Number of Shares of Common Stock.   Shares of Common Stock which may be issued pursuant to Options granted under the Plan may be either authorized and unissued shares of Common Stock or of Common Stock held by the Corporation as treasury stock.  The number of shares of Common Stock which may be issued under this Plan shall not exceed a total of 1,500,000 shares of Common Stock, subject to such adjustments as may be made pursuant to Section 6.2.  Further, the Options granted to all Participants during a single calendar year shall be limited so that such Options shall in no event cover more than a maximum of 200,000 shares of Common Stock (subject to such adjustments as may be made pursuant to Section 6.2).

For purposes of this Section 6.1, upon the exercise of an Option, the number of shares of Common Stock available for future issuance under the Plan shall be reduced by the number of shares actually issued to the Participant, exclusive of any shares withheld for payment of taxes.

Any shares of Common Stock subject to an Option which for any reason is cancelled, terminates unexercised or expires shall again be available for issuance under the Plan.

6.2

Adjustments of Stock. The Administrator shall proportionately adjust the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan and the Option Price of such Options, in the event of any change or changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, and make any and all other adjustments deemed appropriate by the Administrator to prevent substantial dilution or enlargement of the rights granted to any Participant.

New option rights may be substituted for the Options granted under the Plan, or the Corporation’s duties as to Options outstanding under the Plan may be assumed by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Corporation is involved.  In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Corporation’s duties as to such Option.

6.3

Dissolution or Merger.  Upon dissolution or liquidation of the Corporation, or upon a merger or consolidation in which the Corporation is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under this Plan to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant’s Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.

VII.

Miscellaneous.

7.1

General Restriction.  Any Option granted under this Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option, or the issuance of Common Stock in satisfaction thereof, such Option or Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Administrator.

7.2

Investment Representation.  If the Administrator determines that a written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Administrator may demand that the Participant deliver to the Corporation at the time of any exercise of any Option, any written representation that Administrator determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof.  If the Administrator makes such a demand, delivery of a written representation satisfactory to the Administrator shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.

7.3

No Right to Employment.  Nothing in this Plan or in any agreement entered into pursuant to it shall confer upon any participating employee the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of such participating employee.

7.4

Non-Uniform Determinations.  The Administrator’s determinations under this Plan (including, without limitation, its determinations of the persons to receive Options, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.

7.5

No Rights as Stockholders.  Participants granted Options under this Plan shall have no rights as stockholders of the Corporation as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

7.6

Transfer Restrictions.  The Administrator’s may determine that any Common Stock to be issued by the Corporation upon the exercise of Options shall be subject to such further restrictions upon transfer as the Administrator determines to be appropriate.

7.7

Fractional Shares.  The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan.  The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.

VIII.

Administration.

(a)

The Plan shall be administered by the Board of Directors unless the Board has delegated its authority to a Committee consisting of such members as may be appointed by the Board of Directors from time to time. Notwithstanding the preceding sentence, the Board of Directors may delegate its authority with respect to Named Executive Officers only to the Compensation Committee.  With respect to other Participants, the members of the Committee need not be members of the Board of Directors, and shall serve at the pleasure of the Board of Directors.

(b)

Except as provided in Section 3.2, the Committee shall have the authority, in its sole discretion, from time to time:  (i) to grant Options, to officers, key employees, and Consultants of the Company, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; (iii) to determine the periods during which Options may be exercised as it may deem appropriate; (iv) to modify, cancel, or replace any prior Options and to amend the relevant Option Agreements with the consent of the affected Participants, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the Option Price for Options, as it may deem to be necessary; and (v) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of the Plan.  With respect to any Named Executive Officer, this authority shall be transferred to the Compensation Committee, or may be exercised by the Board of Directors subject to the condition that the express approval of the Compensation Committee must be obtained.

(c)

All actions taken by the Board of Directors or Committee shall be final, conclusive and binding upon any eligible employee.  No member of the Board of Directors or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

(d)

Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any officer or other employee of the Corporation or any Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant, counsel, or other professional retained by the Corporation to assist in the administration of the Plan.  No member of the Board of Directors or the Committee shall be liable for any action or determination made by him or her in good faith.

IX.

Amendment and Termination.

9.1

Amendment or Termination of the Plan.  The Board of Directors may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable; provided, however the Board of Directors shall obtain stockholder approval of any amendment for which stockholder approval is required under Section 422 of the Code, or the stockholder approval requirements imposed on the Corporation by the listing rules of any stock exchange on which the Common Stock is listed.  The termination or amendment of this Plan shall not, without the consent of the Participant, affect such Participant’s rights under an award previously granted.

9.2

Term of Plan.  Unless previously terminated pursuant to Section 9.1, the Plan shall terminate on the tenth anniversary of the Plan’s original effective date, and no Options may be granted on or after such date.

Appendix B

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

N-VIRO INTERNATIONAL CORPORATION

I, James K. McHugh, Chief Financial Officer, Secretary and Treasurer, of N-Viro International Corporation, a Delaware corporation (the “Corporation”), do hereby certify that, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Title 8, Sections 103, 242 and 245 of the DGCL, the Corporation’s Certificate of Incorporation, which was originally filed on April 29, 1993, is hereby amended and restated in its entirety to read as follows:

ARTICLE ONE

The name of the Corporation is N-Viro International Corporation.

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE FOUR

The total number of all classes of stock which the Corporation shall have authority to issue is seventeen million (17,000,000) shares, of which two million (2,000,000) shares, designated as Preferred Stock, shall have a par value of One Cent ($.01) per share (the “Preferred Stock”), and fifteen million (15,000,000) shares, designated as Common Stock, shall have a par value of One Cent ($.01) per share (the “Common Stock”).

A statement of the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation is as follows:

PREFERRED STOCK

The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. The designations, powers, preferences and relative, optional, conversion and other special rights, and the qualifications, limitations and restrictions thereof, of Preferred Stock of each class or series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors (authority so to do being hereby expressly granted) and stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of such class or series. Such resolution or resolutions shall (a) specify the class or series to which such Preferred Stock shall belong, (b) fix the dividend rate therefor, (c) fix the amount which the holders of Preferred Stock of such class or series shall be entitled to be paid in the event of a voluntary liquidation, dissolution or winding up of the Corporation, (d) state whether or not Preferred Stock of such class or series shall be redeemable and at what times and under what conditions and the amount or amounts payable thereon in the event of redemption, (e) fix the voting powers of the holders of Preferred Stock of such class or series, whether full or limited, or without voting powers, but in no event shall the holders of Preferred Stock of such class or series be entitled to more than one vote for each share held at all meetings of the stockholders of the Corporation; and may, in a manner not inconsistent with the provisions of this ARTICLE FOUR, (i) limit the number of shares of such class or series which may be issued, (ii) provide for a sinking or purchase fund for the redemption or purchase of shares of such class or series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares of Preferred Stock purchased or otherwise reacquired or redeemed or retired through the operation thereof, (iii) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issue of additional Preferred Stock or other capital stock ranking equally therewith or prior thereto as to dividends or distribution of assets on liquidation, and (iv) grant such other special rights to the holders of Preferred Stock of such class or series as the Board of Directors may determine and which are not inconsistent with the provisions of this ARTICLE FOUR. The term “fix for such class or series” and similar terms shall mean stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of the class or series referred to therein. No further action or vote of the stockholders shall be required for any action taken by the Board of Directors pursuant to this ARTICLE FOUR.

COMMON STOCK

1.

Dividends.

Subject to the preferred rights of the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, as and when declared by the Board of Directors out of the funds of the Corporation legally available therefor, such dividends (payable in cash, stock or otherwise) as the Board of Directors may from time to time determine, payable to stockholders of record on such dates, not exceeding sixty (60) days preceding the dividend payment dates, as shall be fixed for such purpose by the Board of Directors in advance of payment of each particular dividend.

2.

Liquidation.

In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the distribution or payment to the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among and paid to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them respectively.

3.

Voting Rights.

Except as otherwise required by law or as provided by the Board of Directors with respect to any class or series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share standing in his name on the books of the Corporation.

ARTICLE FIVE

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter and repeal the By-laws of the Corporation.  Notwithstanding any provision of this Second Amended and Restated Certificate of Incorporation to the contrary, any amendment or repeal of this Article Five shall require approval by a majority vote of the full Board of Directors of the Corporation and the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the votes which all stockholders of the then outstanding shares of capital stock of the Corporation would be entitled to vote thereon, voting together as a single class.

ARTICLE SIX

The Corporation reserves the right to amend, alter, change or repeal any provision in this Amended and Restated Certificate of Incorporation, in the manner now or- hereafter prescribed by statute.

ARTICLE SEVEN

No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (the “DGCL”) or (iv) for any transaction from which the Director derived an improper personal benefit.

ARTICLE EIGHT

The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, indemnify each Director and officer of the Corporation from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders, vote of disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such persons and the Corporation may purchase and maintain insurance on behalf of any Director or officer to the extent permitted by Section 145 of the DGCL.

ARTICLE NINE

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on the Corporation.

ARTICLE TEN

[REPEALED]

I, James K. McHugh, being the Chief Financial Officer, Secretary and Treasurer of the Corporation, do hereby declare and certify that the foregoing Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with DGCL Sections 103, 242 and 245, at the Annual Meeting of Stockholders of the Corporation held on     , 2008, and I further state that the execution of the Amended and Restated Certificate of Incorporation is my own act and deed and that the facts herein stated are true, and accordingly I have hereunto set my hand this    day of       , 2008.

By:

James K. McHugh, Chief Financial Officer,

  Secretary and Treasurer

Appendix C

SECOND AMENDED AND RESTATED BY-LAWS

OF

N-VIRO INTERNATIONAL CORPORATION

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date, at such time and at such place within or without the State of Delaware as may be designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting.

SECTION 2. Special Meetings. Except as otherwise provided in the Certificate of Incorporation, a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors or the President. Any special meeting of the stockholders shall be held on such date, at such time and at such place within or without the State of Delaware as the Board of Directors or the officer calling the meeting may designate. At a special meeting of the stockholders, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting unless all of the stockholders are present in person or by proxy, in which case any and all business may be transacted at the meeting even though the meeting is held without notice.

SECTION 3. Notice of Meetings. Except as otherwise provided in these By-Laws or by law, a written notice of each meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of the Corporation entitled to vote at such meeting at his address as it appears on the records of the Corporation. The notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

SECTION 4. Quorum. At any meeting of the stockholders, the holders of a majority in number of the total outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number of shares shall be required by law, by the Certificate of Incorporation or by these By-Laws, in which case the representation of the number of shares so required shall constitute a quorum; provided that at any meeting of the stockholders at which the holders of any class of stock of the Corporation shall be entitled to vote separately as a class, the holders of a majority in number of the total outstanding shares of such class, present in person or represented by proxy, shall constitute a quorum for purposes of such class vote unless the representation of a larger number of shares of such class shall be required by law, by the Certificate of Incorporation or by these By-Laws.

SECTION 5. Adjourned Meetings. Whether or not a quorum shall be present in person or represented at any meeting of the stockholders, the holders of a majority in number of the shares of stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting may adjourn from time to time; provided, however, that if the holders of any class of stock of the Corporation are entitled to vote separately as a class upon any matter at such meeting, any adjournment of the meeting in respect of action by such class upon such matter shall be determined by the holders of a majority of the shares of such class present in person or represented by proxy and entitled to vote at such meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holder of any class of stock entitled to vote separately as a class, as the case may be, may transact any business which might have been transacted by them at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

SECTION 6. Organization. The President or, in his absence, a Vice President shall call all meetings of the stockholders to order, and shall act as Chairman of such meetings. In the absence of the President and all of the Vice Presidents, the holders of a majority in number of the shares of stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting shall elect a Chairman.

The Secretary of the Corporation shall act as Secretary of all meetings of the stockholders; but in the absence of the Secretary, the Chairman may appoint, any person to act as Secretary of the meeting. It shall be the duty of the Secretary to prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held, for the ten (10) days next preceding the meeting, to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, and shall be produced and kept at the time and place of the meeting during the whole time thereof and subject to the inspection of any stockholder who may be present.

SECTION 7. Voting. Except as otherwise provided in the Certificate of Incorporation or by law, each stockholder shall be entitled to one vote for each share of the capital stock of the Corporation registered in the name of such stockholder upon the books of the Corporation. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. When directed by the presiding officer or upon the demand of any stockholder, the vote upon any matter before a meeting of stockholders shall be by ballot.  ~~Except as otherwise provided by law or by the Certificate of Incorporation, Directors shall be elected by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election and~~

At each meeting of the stockholders for the election of directors at which a quorum is present, each nominee for director shall be elected by a majority of the votes cast; provided that (i) if, as of the record date for such meeting, the number of nominees exceeds the number of directors to be elected, the nominees receiving the greatest number of votes of the stockholders entitled to vote thereon, present in person or by proxy, shall be the directors for the term as set forth in these By-Laws (even if less than a majority), and (ii) no more than the authorized number of directors to be elected as fixed by the Board of Directors shall be elected.  Plurality voting shall apply if the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 10 of  this Article I and such nomination has not been withdrawn by such stockholder on or before the tenth day before the Corporation first mails its notice for such meeting to the stockholders.  If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.  For purposes of Section 7 of this Article I, a majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” the director.

Except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws, whenever any other corporate action is to be taken by the stockholders, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote thereon.

Shares of the capital stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

SECTION 8. Inspectors. When required by law or directed by the presiding officer or upon the demand of any stockholder entitled to vote, but not otherwise, the polls shall be opened and closed, the proxies and ballots shall be received and taken in charge, and all questions touching the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided at any meeting of the stockholders by two or more Inspectors who may be appointed by the Board of Directors before the meeting, or if not so appointed, shall be appointed by the presiding officer at the meeting. If any person so appointed fails to appear or act, the vacancy may be filled by appointment in like manner.

SECTION 9. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken or which may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of any such corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

SECTION 10. Advance Notice of Stockholder Nominee.  Such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, (ii) such person’s written consent to serve as a director if elected, and (iii) a statement whether such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election.

ARTICLE II

Board of Directors

SECTION 1. Number and Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, none of whom need to be stockholders of the Corporation. The number of Directors constituting the Board of Directors shall be fixed from time to time by resolution passed by a majority of the Board of Directors. The Directors shall be classified with respect to the time for which they shall severally hold office into two (2) classes as nearly equal in number as possible. Except as hereinafter otherwise provided for the filling of vacancies, the Class I Directors shall hold office for an initial term expiring at the 2004 annual meeting of stockholders and the Class II Directors shall hold office for an initial term expiring at the 2005 annual meeting of stockholders, with the members of each class of Directors to hold office until their respective successors have been duly elected and qualified or until their earlier resignation, removal, retirement or death. Thereafter at each annual meeting of stockholders, the successors to the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the second year following the year of their election and until their respective successors have been duly elected and qualified or until their earlier resignation, removal, retirement or death.

Any amendment or repeal of this Section 1 shall require the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the votes which all stockholders of the then outstanding shares of capital stock of the Corporation would be entitled to vote thereon, voting together as a single class.

SECTION 2. Removal. Vacancies and Additional Directors. ~~The~~ Upon the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the votes which all stockholders of the then outstanding shares of capital stock of the Corporation would be entitled to vote thereon, voting together as a single group, the stockholders may, at any special meeting the notice of which shall state that it is called for that purpose, remove, with or without cause, any Director and fill the vacancy; provided that whenever any Director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class under the provisions of the Certificate of Incorporation, such Director may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class. Vacancies caused by any such removal and not filled by the stockholders at the meeting at which such removal shall have been made, or any vacancy caused by the death or resignation of any Director or for any other reason, and any newly created directorship resulting from any increase in the authorized number of Directors, may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, and any Director so elected to fill any such vacancy or newly created directorship shall hold office until his successor is elected and qualified or until his earlier resignation or removal. The Directors chosen to fill vacancies shall hold office for a term expiring at the end of the next annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

When one or more Directors shall resign effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as herein provided in connection with the filling of other vacancies.

Any amendment or repeal of this Section 2 shall require the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the votes which all stockholders of the then outstanding shares of capital stock of the Corporation would be entitled to vote thereon, voting together as a single class.

SECTION 3. Place of Meeting. The Board of Directors may hold its meetings in such place or places in the State of Delaware or outside the State of Delaware as the Board from time to time shall determine.

SECTION 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board from time to time by resolution shall determine. No notice shall be required for any regular meeting of the Board of Directors; but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every Director at least five (5) days before the first meeting held in pursuance thereof.

SECTION 5. Special Meetings.  Special meetings of the Board of Directors shall  be held whenever called by ~~direction of~~the Chairman, the President or by any ~~two~~four of the  Directors then in office.

Notice of the day, hour and place of holding of each special meeting shall be  given by mailing the same at least two (2) days before the meeting or by causing the same to be transmitted by telegraph, cable or wireless at least one day before the meeting to each Director. Unless otherwise indicated in the notice thereof, any and all business other than an amendment of these By-Laws may be transacted at any special meeting, and an amendment of these By-Laws may be acted upon if the notice of the meeting shall have stated that the amendment of  these By-Laws is one of the purposes of the meeting. At any meeting at which every Director  shall be present, even though without any notice, any business may be transacted, including the  amendment of these By-Laws.

SECTION 6. Quorum.  Subject to the provisions of Section 2 of this ARTICLE II, a majority of the members of the Board of Directors in office plus one director (but in no case less than one-third (1/3) of the total number of Directors ~~nor less than two (2) Directors~~) shall constitute a quorum for the transaction of business and the vote of the majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors.  If at any meeting of the Board there is less than a quorum present, a majority of those present may adjourn the meeting from time to time.

SECTION 7. Organization. The Chairman of the Board shall preside at all meetings of the Board of Directors. In the absence of the Chairman of the Board, an acting Chairman shall be elected from the Directors present. The Secretary of the Corporation shall act as Secretary of all meetings of the Directors; but in the absence of the Secretary, the Chairman of the Board or acting Chairman may appoint any person to act as Secretary of the meeting.

SECTION 8. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by resolution passed by a majority of the whole Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these By-Laws; and unless such resolution, these By-Laws, Or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

SECTION 9. Conference Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, the members of the Board of Directors or any committee designated by the Board, may participate in a meeting of the Board of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 10. Consent of Directors or Committee in lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

SECTION 11. Constituency Clause. The Board of Directors of the Corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the

Corporation, (b) merge or consolidate the Corporation with another Corporation, or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including without limitation, the social, legal, environmental and economic effects on the employees, customers, suppliers and other affected persons, firms, and corporations and on the communities and geographical areas in which the Corporation and its subsidiaries operated or are located and on any of the businesses and properties of the Corporation or any of its subsidiaries, as well as such other factors as the directors deem relevant.

ARTICLE III

Officers

SECTION 1. Officers. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, and such additional officers, if any, as shall be elected by the Board of Directors pursuant to the provisions of Section 6 of this ARTICLE III. The President, one or more Vice Presidents, the Secretary and the Treasurer shall be elected by the Board of Directors at its first meeting after each annual meeting of the stockholders.  The failure to hold such election shall not of itself terminate the term of office of any officer.  All officers shall hold office at the pleasure of the Board of Directors.  Any officers may resign at any time upon written notice to the Corporation. Officers may, but need not, be Directors.  Any number of offices may be held by the same person.

All officers, agents and employees shall be subject to removal, with or without cause, at any time by the Board of Directors.  The removal of an officer without cause shall be without prejudice to his contract rights, if any.  The election or appointment of an officer shall not of itself create contract rights.  All agents and employees other than officers elected by the Board of Directors shall also be subject to removal, with or without cause, at any time by the officers appointing them.

Any vacancy caused by the death of any officer, his resignation, his removal, or otherwise, may be filled by the Board of Directors, and any officer so elected shall hold office at the pleasure of the Board of Directors.

In addition to the powers and duties of the officers of the Corporation as set forth in these By-Laws, the officers shall have such authority and shall perform such duties as from time to time may be determined by the Board of Directors.

SECTION 2. Powers and Duties of the President.  The President shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general charge and control of all its business and affairs and shall have all powers and shall perform all duties incident to the office of President.  He shall preside at all meetings of the stockholders and at all meetings of the Board of Directors and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors.

SECTION 3. Powers and Duties of the Vice Presidents. Each Vice President shall have all powers and shall perform all duties incident to the office of Vice President and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors or by the President.

SECTION 4. Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders in books provided for that purpose; he shall attend to the giving or serving of all notices of the Corporation; he shall have custody of the corporate seal of the Corporation and shall affix the same to such documents and other papers as the Board of Directors or the President shall authorize and direct; he shall have charge of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors or the President shall direct, all of which shall at all reasonable times be open to the examination of any Director, upon application, at the office of the Corporation during business hours; and he shall have all powers and shall perform all duties incident to the office of Secretary and shall have such other powers and shall perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors or the President.

SECTION 5. Powers and Duties of the Treasurer. The Treasurer shall have custody of, and when proper shall pay out, disburse or otherwise dispose of, all funds and securities of the Corporation which may have come into his hands; he may endorse on behalf of the Corporation for collection checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such bank or banks or depositary or depositaries as the Board of Directors may designate; he shall sign all receipts and vouchers for payments made to the Corporation; he shall enter or cause to be entered regularly in the books of the Corporation kept for the purpose full and accurate accounts of all moneys received or paid or otherwise disposed of by him and whenever required by the Board of Directors or the President shall render statements of such accounts; he shall, at all reasonable times, exhibit his books and accounts to any Director of the Corporation, upon application, at the office of the Corporation during business hours; and he shall have all powers and shall perform all duties incident of the office of Treasurer and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors or the President.

SECTION 6. Additional Officers. The Board of Directors may from time to time elect such other officers (who may but need not be Directors), including a Controller, Assistant Treasurers, Assistant Secretaries and Assistant Controllers, as the Board may deem advisable and such officers shall have such authority and shall perform such duties as may from time to time be assigned to them by the Board of Directors or the President.

The Board of Directors may from time to time by resolution delegate to any Assistant Treasurer or Assistant Treasurers any of the powers or duties herein assigned to the Treasurer; and may similarly delegate to any Assistant Secretary or Assistant Secretaries any of the powers or duties herein assigned to the Secretary.

SECTION 7. Giving of Bond by Officers. All officers of the Corporation, if required to do so by the Board of Directors, shall furnish bonds to the Corporation for the faithful performance of their duties, in such penalties and with such conditions and security as the Board shall require.

SECTION 8. Voting Upon Stocks. Unless otherwise ordered by the Board of Directors, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meeting of stockholders of any corporation in which the Corporation may hold stock, and at any such meeting shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such stock. The Board of Directors may from time to time, by resolution, confer like powers upon any other person or persons.

SECTION 9. Compensation of Officers. The officers of the Corporation shall be entitled to receive such compensation for their services as shall from time to time be determined by the Board of Directors.

ARTICLE IV

Indemnification of Directors and Officers

SECTION 1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to become a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 2. Successful Defense. To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in SECTION 1 of this ARTICLE IV or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

SECTION 3. Determination that Indemnification is Proper. Any indemnification of a Director or officer of the Corporation under SECTION 1 of this ARTICLE IV (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the Director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in SECTION 1. Any indemnification of an employee or agent of the Corporation under SECTION 1 (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in SECTION 1. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

SECTION 4. Advance Payment of Expenses. Unless the Board of Directors otherwise determines in a specific case, expenses incurred by a Director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this ARTICLE IV. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.  The Board of Directors may authorize the Corporation’s legal counsel to represent such Director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

SECTION 5. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each Director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware General Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a contract right may not be modified retroactively without the consent of such Director, officer, employee or agent.

The indemnification provided by this ARTICLE IV shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.  The Corporation may enter into an agreement with any of its Directors, officers, employees or agents providing for indemnification and advancement of expenses, including attorneys’ fees, that may change, enhance, qualify or limit any right to indemnification or advancement of expense created by this ARTICLE IV.

SECTION 6. Severability. If this ARTICLE IV or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation- shall nevertheless indemnify each Director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this ARTICLE IV that shall not have been invalidated and to the fullest extent permitted by applicable law.

SECTION 7. Subrogation. In the event of payment of indemnification to a person described in SECTION 1 of this ARTICLE IV, the Corporation shall be subrogated to the extent of such payment to any right of recovery such person may have and such person, as a condition of receiving indemnification from the Corporation, shall execute all documents and do all things that the Corporation may deem necessary or desirable to perfect such right of recovery, including the execution of such documents necessary to enable the Corporation effectively to enforce any such recovery.

SECTION 8. No Duplication of Payments. The Corporation shall not be liable under this ARTICLE IV to make any payment in connection with any claim made against a person described in SECTION 1 of this ARTICLE IV to the extent such person has otherwise received payment (under any insurance policy, By-Law or otherwise) of the amounts otherwise indemnifiable hereunder.

ARTICLE V

Stock-Seal-Fiscal Year

SECTION 1. Certificates for Shares of Stock. The certificates for shares of stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be approved by the Board of Directors. All certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary of the Treasurer or an Assistant Treasurer, and shall not be valid unless so signed.

In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer or officers of the Corporation.

All certificates for shares of stock shall be consecutively numbered as the same are issued. The name of the person owning the shares represented thereby with the number of such shares and the date of issue thereof shall be entered on the books of the Corporation.

Except as hereinafter provided, all certificates surrendered to the Corporation for transfer shall be cancelled, and no new certificates shall be issued until former certificates for the same number of shares have been surrendered and cancelled.

SECTION 2. Lost. Stolen or Destroyed Certificates. Whenever a person owning a certificate for shares of stock of the Corporation alleges that it has been lost, stolen or destroyed, he shall file in the office of the Corporation an affidavit setting forth, to the best of his knowledge and belief, the time, place and circumstances of the loss, theft or destruction, and, if required by the Board of Directors, a bond of indemnity or other indemnification sufficient in the opinion of the Board of Directors to indemnify the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, theft or destruction of any such certificate or the issuance of a new certificate in replacement therefor.  Thereupon the Corporation may cause to be issued to such person a new certificate in replacement for the certificate alleged to have been lost, stolen or destroyed.  Upon the stub of every new certificate so issued shall be noted the fact of such issue and the number, date and the name of the registered owner of the lost, stolen or destroyed certificate in lieu of which the new certificate is issued.

SECTION 3. Transfer of Shares. Shares of stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof, in person or by his attorney duly authorized in writing, upon surrender and cancellation of certificates for the number of shares of stock to be transferred, except as provided in SECTION 2 of this ARTICLE V.

SECTION 4. Regulations. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

SECTION 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, as the case may be, the Board of Directors may fix, in advance, a record date, which shall not be (i) more than sixty (60) nor less than ten (10) days before the date of such meeting, or (ii) in the case of corporate action to be taken by consent in writing without a meeting, prior to, or more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors, or (iii) more than sixty (60) days prior to any other action.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is delivered to the Corporation; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 6. Dividends. Subject to the provisions of the Certificate of Incorporation, the Board of Directors shall have power to declare and pay dividends upon shares of stock of the Corporation, but only out of funds available for the payment of dividends as provided by law.

Subject to the provisions of the Certificate of Incorporation, any dividends declared upon the stock of the Corporation shall be payable on such date or dates as the Board of Directors shall determine.  If the date fixed for the payment of any dividend shall in any year fall upon a legal holiday, then the dividend payable on such date shall be paid on the next day not a legal holiday.

SECTION 7. Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be kept in the custody of the Secretary. A duplicate of the seal may be kept and be used by any officer of the Corporation designated by the Board of Directors or the President.

SECTION 8. Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as the Board of Directors from time to time by resolution shall determine.

ARTICLE VI

Miscellaneous Provisions

SECTION 1. Checks, Notes, Etc.. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money shall be signed and, if so required by the Board of Directors, countersigned by such officers of the Corporation and/or other persons as the Board of Directors from time to time shall designate.

Checks, drafts, bills of exchange, acceptances, notes, obligations and orders for the payment of money made payable to the Corporation may be endorsed for deposit to the credit of the Corporation with a duly authorized depository by the Treasurer and/or such other officers or persons as the Board of Directors from time to time may designate.

SECTION 2. Loans. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized to do so, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation.  When authorized so to do, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

SECTION 3. Contracts. Except as otherwise provided in these By-Laws or by law or as otherwise directed by the Board of Directors, the President or any Vice President shall be authorized to execute and deliver, in the name and on behalf of the Corporation, all agreements, bonds, contracts, deeds, mortgages, and other instruments, either for the Corporation’s own account or in a fiduciary or other capacity, and the seal of the Corporation, if appropriate, shall be affixed thereto by any of such officers or the Secretary or an Assistant Secretary.  The Board of Directors, the President or any Vice President designated by the Board of Directors may authorize any other officer, employee or agent to execute and deliver, in the name and on behalf of the Corporation, agreements, bonds, contracts, deeds, mortgages, and other instruments, either for the Corporation’s own account or in a fiduciary or other capacity, and, if appropriate, to affix the seal of the Corporation thereto. The grant of such authority by the Board of any such officer may be general or confined to specific instances.

SECTION 4. Waivers of Notice. Whenever any notice whatever is required to be given by law, by the Certificate of Incorporation or by these By-Laws to any person or persons, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 5. Offices Outside of Delaware. Except as otherwise required by the laws of the State of Delaware, the Corporation may have an office or offices and keep its books, documents and papers outside of the State of Delaware at such place or places as from time to time may be determined by the Board of Directors or the President.

ARTICLE VII

Amendments

~~These~~Except as otherwise set forth herein, these By-Laws and any amendment thereof may be altered, amended or repealed, or new By-Laws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of all of the members of the Board, provided in the case of any special meeting at which all of the members of the Board are not present, that the notice of such meeting shall have stated that the amendment of these By-Laws was one of the purposes of the meeting; but, except as provided herein, these By-Laws and any amendment thereof may be altered, amended or repealed or new By-Laws may be adopted by the holders of a majority of the total outstanding stock of the Corporation entitled to vote at any annual meeting or at any special meeting, provided, in the case of any special meeting, that notice of such proposed alteration, amendment, repeal or adoption is included in the notice of the meeting.

[N-Viro International Corporation logo]

c/o Corporate Election Services

P. O. Box 1150

Pittsburgh, PA  15230

VOTE BY TELEPHONE
Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh PA 15230-1150.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

If you vote by telephone or internet, please do not send your proxy by mail.

Proxy card must be signed and dated below.

  Please fold and detach card at perforation before mailing.

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[N-Viro International Corporation logo]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2008.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the “Company”), hereby appoints Timothy R. Kasmoch and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the “Common Stock”), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on June 17, 2008 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse.  In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Dated:                                                     , 2008

Signature

Signature

Please sign exactly as your name appears to the left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor,

1

administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in the full corporation name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

2

Proxy card must be signed and dated below.

  Please fold and detach card at perforation before mailing.

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N-VIRO INTERNATIONAL CORPORATION                                                                                  PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS II DIRECTORS AND FOR PROPOSALS 2 THROUGH 9.

1.

To elect three Class II directors to serve for a term of two years and until their successors are elected and qualified:

Nominees:

1.

James H. Hartung

☐ FOR

☐ AGAINST

☐ ABSTAIN

2.

Timothy R. Kasmoch

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.

Thomas L. Kovacik

☐ FOR

☐ AGAINST

☐ ABSTAIN

2.

To adopt an amendment to our 2004 Stock Option Plan to increase the number of shares available under the plan.

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.

To approve an amendment to Article Four of our Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock to 15,000,000.

☐ FOR

☐ AGAINST

☐ ABSTAIN

4.

To approve an amendment to Article Five of our Amended and Restated Certificate of Incorporation to authorize the Directors to make, alter and repeal By-laws of the Company.

☐ FOR

☐ AGAINST

☐ ABSTAIN

5.

To adopt amendments to Article I of our Amended and Restated By-laws regarding plurality voting in contested elections of Directors and to add advance notice requirements for stockholder nominees.

☐ FOR

☐ AGAINST

☐ ABSTAIN

6.

To adopt amendments to Sections 1 and 2 of Article II of our Amended and Restated By-laws regarding supermajority voting requirements for changes to the Board of Directors.

☐ FOR

☐ AGAINST

☐ ABSTAIN

7.

To adopt an amendment to Article II of our Amended and Restated By-laws to add a constituency clause.

☐ FOR

☐ AGAINST

☐ ABSTAIN

8.

To adopt amendments to Sections 5 and 6 of Article II of our Amended and Restated By-laws regarding requirements for calling special meetings of our Board and quorum requirements for meetings of our Board.

☐ FOR

☐ AGAINST

☐ ABSTAIN

9.

To ratify the appointment of UHY LLP as independent auditors for the Company for 2008.

☐ FOR

☐ AGAINST

☐ ABSTAIN

1

10.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

☐ PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

Continued and to be signed and dated on the reverse side.

2